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[LOGO: M F S(SM)]
 INVESTMENT MANAGEMENT

ANNUAL REPORT
AUGUST 31, 1997

o MFS(R) CORE GROWTH FUND
o MFS(R) EQUITY INCOME FUND
o MFS(R) SPECIAL OPPORTUNITIES FUND
o MFS(R) BLUE CHIP FUND
o MFS(R) CONVERTIBLE SECURITIES FUND
o MFS(R) NEW DISCOVERY FUND
o MFS(R) RESEARCH INTERNATIONAL FUND
o MFS(R) SCIENCE AND TECHNOLOGY FUND

              [Graphic Omitted]
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
MFS(R) CORE GROWTH FUND                                           MFS(R) CONVERTIBLE SECURITIES FUND
MFS(R) EQUITY INCOME FUND                                         MFS(R) NEW DISCOVERY FUND
MFS(R) SPECIAL OPPORTUNITIES FUND                                 MFS(R) RESEARCH INTERNATIONAL FUND
MFS(R) BLUE CHIP FUND                                             MFS(R) SCIENCE AND TECHNOLOGY FUND
Trustees
A. Keith Brodkin* - Chairman and President                        SECRETARY
                                                                  Stephen E. Cavan*
Richard B. Bailey* - Private Investor;
Former Chairman and Director (until 1991),                        ASSISTANT SECRETARY
Massachusetts Financial Services Company;                         James R. Bordewick, Jr.*
Director, Cambridge Bancorp; Director,
Cambridge Trust Company                                           CUSTODIAN
                                                                  State Street Bank and Trust Company
Marshall N. Cohan - Private Investor
                                                                  AUDITORS
Lawrence H. Cohn, M.D. - Chief of Cardiac Surgery,                Ernst & Young LLP
Brigham and Women's Hospital; Professor of Surgery,
Harvard Medical School                                            INVESTOR INFORMATION
                                                                  For MFS stock and bond market outlooks, call toll free:
The Hon. Sir J. David Gibbons, KBE - Chief Executive              1-800-637-4458 anytime from a touch-tone telephone.
Officer, Edmund Gibbons Ltd.; Chairman, Bank of
N.T. Butterfield & Son Ltd.                                       For information on MFS mutual funds, call your financial
                                                                  adviser or, for an information kit, call toll free:
Abby M. O'Neill - Private Investor; Director, Rockefeller         1-800-637-2929 any business day from 9 a.m. to 5 p.m.
Financial Services, Inc. (investment advisers)                    Eastern time (or leave a message anytime).

Walter E. Robb, III - President and Treasurer, Benchmark          INVESTOR SERVICE
Advisors, Inc. (corporate financial consultants); President,      MFSService Center, Inc.
Benchmark Consulting Group, Inc. (office services);               P.O. Box 2281
Trustee, Landmark Funds (mutual funds)                            Boston, MA 02107-9906

Arnold D. Scott* - Senior Executive Vice President, Director      For general information, call toll free: 1-800-225-2606
and Secretary, Massachusetts Financial Services Company           any business day from 8 a.m. to 8 p.m. Eastern time.

Jeffrey L. Shames* - President and Director,                      For service to speech- or hearing-impaired, call toll free:
Massachusetts Financial Services Company                          1-800-637-6576 any business day from 9 a.m. to 5 p.m.
                                                                  Eastern time. (To use this service, your phone must be
J. Dale Sherratt - President, Insight Resources, Inc.             equipped with a Telecommunications Device for the Deaf.)
(acquisition planning specialists)
                                                                  For share prices, account balances, and exchanges, call toll
Ward Smith - Former Chairman (until 1994), NACCO                  free: 1-800-MFS-TALK (1-800-637-8255) anytime from a
Industries; Director, Sundstrand Corporation                      touch-tone telephone.

INVESTMENT ADVISER                                                WORLD WIDE WEB
Massachusetts Financial Services Company                          www.mfs.com
500 Boylston Street
Boston, MA 02116-3741
                                                                  [DALBAR LOGO] For the fourth year in a row, MFS
Distributor                                                       earned a #1 ranking in the DALBAR, Inc.
MFS Fund Distributors, Inc.                                       Broker/Dealer Survey, Main Office Operations
500 Boylston Street                                               Service Quality Category. The firm achieved a
Boston, MA 02116-3741                                             3.42 overall score on a scale of 1 to 4 in the
                                                                  1997 survey. A total of 111 firms responded,
PORTFOLIO MANAGERS*                                               offering input on the quality of service they
Irfan Ali                                                         received from 29 mutual fund companies
John F. Brennan, Jr.                                              nationwide. The survey contained questions
Mitchell D. Dynan                                                 about service quality in 11 categories,
Judith Noelle Lamb                                                including "knowledge of operations contact,"
Robert J. Manning                                                 "keeping you informed," and "ease of doing
Lisa B. Nurme                                                     business" with the firm.
Kevin R. Parke
Stephen Pesek
Brian E. Stack

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

*AFFILIATED WITH THE INVESTMENT ADVISER

LETTER FROM THE CHAIRMAN

Dear Shareholders:
An unprecedented combination of generally positive factors has helped the U.S. economy enjoy a sustained period of relative stability and moderate growth in which thousands of new jobs have been created every month, inflation remains under control, and the investment climate -- at least until now -- has been favorable. For example, the increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. Meanwhile, borrowing by corporations and governments continues to decline, while consumer confidence is increasing, although consumer debt levels are still uncomfortably high. While some lenders are beginning to tighten standards to address this problem, consumer debt and personal bankruptcies continue to rise. The rapid pace of growth seen in the first quarter slowed slightly in the second quarter, to an annual rate of 3.3%. While real (inflation-adjusted) growth could moderate further in the third quarter, we believe economic momentum will carry well into the first quarter of 1998. The money supply is increasing at a rapid rate, the housing and automobile markets are strengthening, and it now appears that Christmas sales could be quite good. Because economic growth continues to be impressive, markets are likely to begin focusing on the Federal Reserve Board's (the Fed's) willingness to raise interest rates.

Although the U.S. equity market has seen increased price volatility of late, we have been surprised by its overall strength thus far in 1997. Much of this is the result of continuing gains in corporate earnings. Even as the current recovery enters its seventh year, more and more U.S. companies have been exceeding analysts' earnings estimates. In the first quarter of 1997, for example, two-thirds of all companies met or exceeded analysts' expectations, a trend that could be an important indicator of the U.S. equity market's future direction. However, while the near-term outlook for profits is generally favorable, we believe equity valuations have risen to a point where a cautious investment approach seems warranted.

In the fixed-income markets, we have been encouraged by the Fed's decision at its July meeting not to raise short-term interest rates. But we cannot rule out the possibility of future monetary tightening in the second half of the year if, as we now expect, the economy strengthens during the balance of 1997. Therefore, our risk/reward outlook for the fixed-income markets is neutral, and we believe that fixed-income investors should think in terms of earning the coupon income from their investments rather than seeking possible gains from price appreciation.

We appreciate your support and welcome any questions or comments you may have.

    Respectfully,

/s/ A. Keith Brodkin
    A. Keith Brodkin
    Chairman and President

    September 15, 1997


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PORTFOLIO MANAGERS' OVERVIEWS

MFS Core Growth Fund
For the 12 months ended August 31, 1997, Class A shares of the Fund provided a total return of 45.22%, and Class I shares returned 45.31%. These returns, which assume the reinvestment of distributions but exclude the effects of any sales charges, compare to a 40.78% return for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance.

Four general themes best describe the Fund's current holdings, which are built from the bottom up based on individual stock selection. First, the Fund seeks companies with high unit sales growth that can support above-average revenue growth. Second, the Fund looks for companies that we believe could exhibit accelerated earnings growth driven by new product cycles and/or acquisitions that contribute to growth. Third, the Fund seeks companies that seem able to control their own destinies through internal changes such as cost cutting or consolidation. This encompasses companies with the potential to make higher-than-average levels of incremental internal investment. Finally, the Fund seeks companies that, in our opinion, have the potential to benefit from a fundamental mismatch in the balance between supply and demand.

Positions in several industry sectors have been added to the Fund or have been increased in recent months, including drug store chains, in which we expect to see growth as the population ages, and entertainment companies, in which consolidations are continuing. We have also increased the Fund's holdings in the oil service sector, which is benefiting from a mismatch in supply and demand, as well as in package delivery companies, which are capitalizing on the strong economy and wage pressures at United Parcel Service.

/s/ Stephen Pesek
    Stephen Pesek
    Portfolio Manager

MFS Equity Income Fund
For the 12 months ended August 31, 1997, Class A shares of the Fund provided a total return of 38.05%, and Class I shares returned 37.95%. These returns, which assume the reinvestment of distributions but exclude the effects of any sales charges, compare to a 40.78% return for the S&P 500.

The Fund's top holdings remain in the financial services, utilities, energy, and industrial goods and services sectors. Within financial services, the Fund remains heavily weighted in insurance stocks, in which restructuring and consolidation are leading to improved returns and better valuations. The Fund's utility holdings are concentrated in gas distribution companies, high-quality, low-cost electric utilities, and well-positioned local and long-distance telephone companies. Essentially, the Fund is seeking to invest in companies that we believe are well insulated from heightened competition and/ or companies that may benefit from continuing consolidation in these industries. The energy sector remains a key one for the Fund, especially those companies that are dedicated to increasing production, cutting costs, and improving returns in lagging businesses such as refining. Pollution control is a growing portion of the Fund's holdings in industrial goods and services. This industry has underperformed the market for several years but is now refocusing on its core business, embracing cost cutting, and allocating capital more carefully.

The Fund continues to seek holdings in companies that we believe provide attractive dividend yields and reasonable valuations, characteristics that we feel could provide protection against price declines in a volatile market.

/s/ Lisa B. Nurme

    Lisa B. Nurme
    Portfolio Manager

MFS Special Opportunities Fund
For the 12 months ended August 31, 1997, Class A shares of the Fund provided a total return of 31.84%, and Class I shares returned 32.23%. These returns, which assume the reinvestment of distributions but exclude the effects of any sales charges, compare to a 40.78% return for the S&P 500 and to a 15.55% return for the average high-yield corporate bond fund as tracked by CDA/ Wiesenberger, an independent firm that reports mutual fund performance.

The Fund continues to have the majority of its assets in common stocks because we have found few attractive investments in the distressed and high-yield markets. The Fund's investment strategy continues to incorporate both growth and value disciplines. We have found investment opportunities in companies that have recently emerged from bankruptcy, companies with financially leveraged capital structures but with strong cash flow and solid earnings prospects, and companies with attractive growth prospects but with valuations that don't fully reflect these prospects. Our overall stock market perspective continues to be cautious; however, we have been able to find an adequate number of special situations for investment. The weighting of high-yield and distressed bonds is likely to increase as more-appealing investment ideas become available.

/s/ John F. Brennan, Jr.                        /s/ Robert J. Manning

    John F. Brennan, Jr.                            Robert J. Manning
    Portfolio Manager                               Portfolio Manager


MFS Blue Chip Fund
The Fund commenced operations on January 2, 1997, and from that date through August 31, 1997, both Class A and Class I shares provided total returns of 17.70%. These returns, which include the reinvestment of distributions but exclude the effects of any sales charges, compare to a 22.91% return for the S&P 500 for the same period.

The Fund's investment strategy continues to be predicated on the assumption that the global economy will grow slowly during 1998 and that U.S. interest rates will remain fairly stable. In the United States, this assumption is supported by the longevity of the current economic recovery and the high levels of consumer debt. Economic growth remains moderate in a good part of Europe. Double-digit unemployment rates in France (in addition to tax increases) and Germany should prevent these economies from accelerating. Japan is weak, and economic growth in other Asian countries could slow as interest rates rise.

The Fund is positioned relatively defensively, with the bulk of its investments in companies that we believe can sustain double-digit earnings growth in a slow-growth environment. Earnings ultimately drive stock prices, and investors will bid up the share prices of companies that can achieve above-average earnings growth.

The Fund's holdings are diverse and spread across many industries. However, consistent with this defensive posture, the Fund continues to be overweighted in the consumer staples and health care sectors. Conversely, the Fund is significantly underweighted in basic materials and automobiles and housing. The industrial goods sector is overweighted but aerospace and defense companies have been emphasized. We believe this sector should perform relatively well in a slow-growth economy. Similarly, the retail weighting is greater than the market's, but all of this is in supermarkets and drug stores. The financial services sector is overweighted, with an emphasis on high-quality regional banks and insurance companies. The weightings in energy and utilities and communications approximate those of the market, with the primary energy holdings being large multinational oil companies. While the utility holdings offer modest price appreciation, they are viewed as the ballast in the portfolio and contribute to the Fund's yield. Emphasis has also been placed on companies that have significant recurring revenue streams and/or that participate in dynamic, high-growth markets. Examples would be First Data, DST Systems, and Service Corporation International. For the same reasons, the bulk of the Fund's technology investments are in the software industry.

/s/ Mitchell D. Dynan

    Mitchell D. Dynan
    Portfolio Manager

MFS Convertible Securities Fund
The Fund commenced operations on January 2, 1997, and from that date through August 31, 1997, its Class A shares provided a total return of 14.70%, while its Class I shares returned 14.60%. These returns, which assume the reinvestment of distributions but exclude the effects of any sales charges, compare to a 15.98% return for the Merrill Lynch All Convertibles Index, an unmanaged index of convertible securities, and to a 14.48% return for the average convertible securities fund for the same period as tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance.

The Fund is taking an extremely defensive posture due to the stock market's current high valuation and its increased volatility in order to preserve capital. Convertible securities comprise 80% of the portfolio, versus the required 65% minimum. Increased demand for the convertible asset class has led to a more expensive convertible market, as illustrated by the aggressive pricing of new issues. In response, the portfolio is skewed toward convertibles that are technically cheap; that is, those whose price movements correlate well with upward price movements in the underlying common stock and that have above-average yield.

The Fund's overall strategy is to invest in companies that we believe are benefiting from one or more of the following trends: industry consolidation, market dominance, and cost containment. Performance was favorably impacted by overweightings in industrial goods and services companies, including Browning Ferris, Corning, and U.S. Filter; leisure companies, which included American Radio Systems and Royal Caribbean Cruises; financial services companies such as Frontier Insurance and MGIC Investment Corp.; and technology companies, including Baan and Data General. Conversely, companies in the basic materials sector, such as RMI Titanium and Titanium Metals, detracted from year-to-date performance. A value-oriented approach will continue to be used to evaluate company fundamentals and the technical aspects of convertible securities.

/s/ Judith Noelle Lamb

    Judith Noelle Lamb
    Portfolio Manager

MFS New Discovery Fund
The Fund commenced operations on January 2, 1997, and from that date through August 31, 1997, its Class A shares provided a total return of 30.70%, while its Class I shares returned 30.80%. These returns, which assume the reinvestment of distributions but exclude the effects of any sales charges, compare to a 17.97% return for the Russell 2000 Total Return Index, an unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks that are traded on the New York Stock Exchange, the American Stock Exchange, and NASDAQ.

The Fund invests principally in the shares of emerging companies that we believe have the potential to grow into large enterprises. We maintain significant weightings in the technology, health care, lodging, media, and business and information services industries. We regard these as fundamentally attractive sectors within which innovative and well-managed companies can be expected to experience sustainable unit and earnings growth well above that seen in the broader economy.

Among the factors contributing to the Fund's favorable performance were gains in the shares of Summit Design, a provider of electronic design and automation software, and Idexx Laboratories, a manufacturer of veterinary diagnostics equipment and consumables. In addition, advances were recorded by broadcasters American Radio Systems and Jacor Communications. The portfolio also benefited from appreciation in the shares of Affiliated Computer Services and in high- end hotel operators such as Wyndham, Renaissance, and Doubletree hotels.

Our research efforts continue to identify many attractively valued, emerging growth companies that we believe can deliver exceptional long-term returns. This, coupled with a market backdrop that suggests the potential for renewed interest in smaller-company shares, makes us optimistic about performance prospects for the year ahead.

/s/ Brian E. Stack

    Brian E. Stack
    Portfolio Manager

MFS Research International Fund
The Fund commenced operations on January 2, 1997, and from that date through August 31, 1997, both Class A and Class I shares provided total returns of 9.60%. These returns, which assume the reinvestment of distributions but exclude the effects of any sales charges, compare to a 4.39% return for the Morgan Stanley Capital International EAFE (Europe, Australia, Far East) Index, an unmanaged index of international stocks.

The top five sectors in the Fund are financial services (at 14.8% of assets), technology (12.1%), utilities and communications (11.8%), leisure (11.0%), and industrial goods and services (9.3%). The three top holdings are Nippon Broadcasting, Secom, and Canon. Nippon Broadcasting is the world's largest radio network operating company and has held the top audience ratings in Japan for the past 22 years. We believe the company can continue to increase earnings by 10% to 15% per year over the next several years. Secom holds a dominant 60% market share of the electronic security market in Japan and holds over a 70% market share through subsidiaries in Korea, Taiwan, Thailand, Malaysia, and Singapore. We expect Canon's underlying operating growth to be at 12% in the coming year. The company's valuation is currently cheap for a quality growth company.

In the technology sector, Sony's new digital product launches and strong product pipeline continue to offer the company significant opportunity, while its new management's compensation is directly tied to the company's performance. Through major distributors in Europe and Japan, Sony Pictures will soon exploit the 3,400 movie titles it has in its motion picture bank. As a result, we expect operating profits to grow at an average of over 20% over the next couple of years.

Within the financial services sector, several banks and insurance companies in Hong Kong, Great Britain, France, and Japan continue to demonstrate good earnings growth that, coupled with substantial cost savings, should yield excellent results.

The Fund is based upon the international research analysts' best ideas within their industries. Stocks are selected after careful, in-depth, fundamental analysis of companes' earnings outlooks. Although each analyst incorporates general economic forecasts into his or her decision-making process, ultimately, stocks selected for the Fund represent companies that the analysts believe offer the best possibilities for capital appreciation regardless of the economic outlook. These companies typically demonstrate dominant and/or growing market share, quality new and existing products, superior management teams, and strong financial statements. Sector and industry weightings are a result of the "best ideas" stock-selection process. However, the analysts revisit weightings regularly to assure agreement within the changing economic landscape. We will continue to use a bottom-up, fundamental approach to investing in companies for the Fund.

/s/ Kevin R. Parke
    Kevin R. Parke
    Director of Research

The committee of MFS equity research analysts is responsible for the day-to-day management of the Fund under the general supervision of Mr. Parke.

MFS Science and Technology Fund
The Fund commenced operations on January 2, 1997, and from that date through August 31, 1997, both Class A and Class I shares provided total returns of 25.30%. These returns, which assume the reinvestment of distributions but exclude the effects of any sales charges, compare to a 23.44% return for the NASDAQ Composite Index, an unmanaged index of common stocks traded on NASDAQ, and to a 19.78% return for the average technology fund as tracked by CDA/ Wiesenberger, an independent firm that reports mutual fund performance.

The Fund continues to seek companies that we believe are fast growing, have market share leadership, and have a defensible strategic position. Holdings remain focused in the computer software, networking, business services, and semiconductor areas. To date, the Fund has not made significant investments in the health care sector.

The Fund's performance has been favorably impacted by stock selection and by a generally strong technology market. The volatility of the technology sector has also provided attractive buying opportunities during times of price weakness. Top holdings include Oracle Systems, Microsoft, and Computer Associates International. All three of these stocks have seen outstanding price appreciation driven by a healthy industry environment and by each management's ability to deliver superior financial results. We believe the outlook for the technology sector remains highly attractive, while the outlook for the health care sector should start to improve.

/s/ Irfan Ali
         Irfan Ali
    Portfolio Manager

PORTFOLIO MANAGERS' PROFILES

Each portfolio manager has acted in that capacity since the commencement of investment operations of each Fund.

MFS CORE GROWTH FUND
Stephen Pesek joined MFS as a research analyst and was named Vice President Investments in 1994. He is a graduate of the University of Pennsylvania and Columbia University.

MFS EQUITY INCOME FUND
Lisa B. Nurme joined MFS in 1987 as a research analyst. She was named Investment Officer in 1990, Assistant Vice President - Investments in 1991, and Vice President - Investments in 1992. Ms. Nurme is a graduate of the University of North Carolina.

MFS SPECIAL OPPORTUNITIES FUND
John F. Brennan, Jr., has been a member of the MFS investment staff since 1985. A graduate of the University of Rhode Island and the Stanford University Graduate School of Business Administration, he began his career at MFS as an industry specialist and was promoted to Assistant Vice President - Investments in 1987. He was named Vice President Investments in 1988 and Senior Vice President in 1995.

Robert J. Manning began his career at MFS in 1984 as a research analyst in the High Yield Bond Department. A graduate of the University of Lowell and the Boston College Graduate School of Management, he was named Vice President Investments in 1988 and Senior Vice President in 1993.

MFS BLUE CHIP FUND
Mitchell D. Dynan joined the MFS Research Department in 1986. A graduate of Tufts University, he was named Assistant Vice President - Investments in 1987 and Vice President - Investments in 1988.

MFS CONVERTIBLE SECURITIES FUND
Judith Noelle Lamb joined MFS in 1992 as Vice President and analyst specializing in convertible securities. She is a graduate of New York University and the New York University Graduate School of Business.

MFS NEW DISCOVERY FUND
Brian E. Stack joined the MFS Research Department as Vice President Investments in 1993. A graduate of Boston College and the Darden School of Business at the University of Virginia, he has worked as an equity analyst since 1987.

MFS RESEARCH INTERNATIONAL FUND
The committee of MFS equity research analysts is responsible for the day-to-day management of the Fund under the general supervision of Kevin R. Parke. A graduate of Lehigh University and the Harvard University Graduate School of Business Administration, Mr. Parke joined the MFS Research Department in 1985 as an industry specialist and was named Assistant Vice President - Investments in 1987, Vice President - Investments in 1988, Senior Vice President in 1993, Director of Equity Research in 1995, and Executive Vice President in 1997.

MFS SCIENCE AND TECHNOLOGY FUND
Irfan Ali joined MFS in 1993 as an industry specialist. A graduate of Harvard College and the Harvard University Graduate School of Business Administration, he was named Assistant Vice President in 1996 and Vice President in 1997.

INVESTMENT OBJECTIVES

MFS CORE GROWTH FUND
The objective of the Fund is capital appreciation. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of well-known and established companies that have above-average growth potential. The Fund may also invest up to 35% of its total assets in equity securities of companies in the developing stages of their life cycles that offer the potential for accelerated earnings or revenue growth (emerging growth companies).

Commencement of Investment Operations:  Class A: January 2, 1996  Class I:
January 2, 1997

MFS EQUITY INCOME FUND
The primary objective of the Fund is reasonable income and the secondary objective is capital appreciation. Under normal market conditions, the Fund invests at least 65% of its total assets in income-producing equity securities. The Fund may also invest up to 35% of its total assets in fixed-income securities, including up to 20% of its net assets in fixed-income securities rated "BB" or lower by Standard & Poor's Rating Group or Fitch Investors Service, Inc., or "Ba" or lower by Moody's Investors Service, Inc.

Commencement of Investment Operations:  Class A: January 2, 1996  Class I:
January 2, 1997

MFS SPECIAL OPPORTUNITIES FUND
The objective of the Fund is capital appreciation. Under normal market conditions, the Fund invests substantially all of its assets in equity and fixed-income securities that represent uncommon value by having the potential for significant capital appreciation over a period of 12 months or longer.

Commencement of Investment Operations:  Class A: January 2, 1996  Class I:
January 2, 1997

MFS BLUE CHIP FUND
The objective of the Fund is capital appreciation. The Fund invests, under normal market conditions, at least 65% of its total assets in equity securities of well-known, stable, and established companies that the Fund's investment adviser believes have above-average capital appreciation potential. The Fund may invest up to 35% of its total assets in other securities (including emerging growth companies) offering an opportunity for capital appreciation.

Commencement of Investment Operations:  Class A: January 2, 1997  Class I:
January 2, 1997

MFS CONVERTIBLE SECURITIES FUND
The objective of the Fund is to maximize total return through a combination of current income and capital appreciation. The Fund invests, under normal market conditions, at least 65% of its total assets in convertible securities, and may invest up to 35% of its total assets in nonconvertible corporate and U.S. government fixed-income securities, equity securities, and money market instruments. The Fund may engage in short sales.

Commencement of Investment Operations:  Class A: January 2, 1997  Class I:
January 2, 1997

MFS NEW DISCOVERY FUND
The objective of the Fund is capital appreciation. The Fund invests, under normal market conditions, at least 65% of its total assets in equity securities of companies of any size that the Fund's manager believes offer superior prospects for growth. The Fund emphasizes companies in the developing stages of their life cycle that offer the potential for accelerated earnings or revenue growth (emerging growth companies) and may invest up to 35% of its total assets in other securities offering an opportunity for capital appreciation. The Fund may engage in short sales.

Commencement of Investment Operations:  Class A: January 2, 1997  Class I:
January 2, 1997

MFS RESEARCH INTERNATIONAL FUND
The objective of the Fund is capital appreciation. The Fund invests, under normal market conditions, at least 65% of its total assets in equity securities of companies whose principal activities are located outside the United States and may invest up to 35% of its total assets in other securities offering an opportunity for capital appreciation.

Commencement of Investment Operations:  Class A: January 2, 1997  Class I:
January 2, 1997

MFS SCIENCE AND TECHNOLOGY FUND
The objective of the Fund is capital appreciation. The Fund invests, under normal market conditions, at least 65% of its total assets in equity securities of companies that the Fund's manager expects to benefit from scientific and technological advances and improvements, including companies in the developing stages of their life cycle that offer the potential for accelerated earnings or revenue growth (emerging growth companies). The Fund may also invest up to 35% of its total assets in other securities offering an opportunity for capital appreciation. The Fund may engage in short sales.

Commencement of Investment Operations:  Class A: January 2, 1997  Class I:
January 2, 1997

PERFORMANCE SUMMARY

Currently, each Fund offers only Class A and Class I shares, which are available for purchase at net asset value only by certain retirement plans established for the benefit of employees of MFS and its affiliates and certain of their family members who are also residents of the Commonwealth of Massachusetts.

The information below and on the following page illustrates the historical performance of the Funds' Class A shares in comparison to various market indicators. Class A share performance results reflect no sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown, based on differences in charges and fees paid by shareholders investing in different classes. It is not possible to invest directly in an index.

MFS CORE GROWTH FUND
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from January 2,
1996, through August 31, 1997)

                 MFS Core           S&P 500             Consumer
               Growth Fund         Composite           Price Index
                - Class A           Index                - U.S.
               -----------         ---------           -----------
1/96            $ 10,000            $ 10,000            $ 10,000
8/96            $ 12,330            $ 10,745            $ 10,253
2/97            $ 15,303            $ 13,166            $ 10,405
8/97            $ 17,905            $ 15,112            $ 10,476


AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 1997
                                                         1 Year   Life of Fund+
------------------------------------------------------------------------------
MFS Core Growth Fund (Class A) at net asset value       +45.22%      +41.95%
------------------------------------------------------------------------------
MFS Core Growth Fund (Class I) at net asset value       +45.31%      +42.00%
------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index*                  +40.78%      +28.29%
------------------------------------------------------------------------------
Consumer Price Index*,**                                + 2.19%      + 2.85%
------------------------------------------------------------------------------
 + For the period from the commencement of the Fund's investment operations,
   January 2, 1996, through August 31, 1997.
 * Source: CDA/Wiesenberger.
** The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

MFS EQUITY INCOME FUND
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from January 2, 1996, through August 31, 1997)

                MFS Equity          S&P 500             Consumer
               Income Fund         Composite           Price Index
                - Class A            Index                - U.S.
               -----------         ---------           -----------
1/96            $ 10,000            $ 10,000            $ 10,000
8/96            $ 11,070            $ 10,745            $ 10,253
2/97            $ 13,312            $ 13,166            $ 10,405
8/97            $ 15,282            $ 15,112            $ 10,476


AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 1997
                                                         1 Year   Life of Fund+
------------------------------------------------------------------------------
MFS Equity Income Fund (Class A) at net asset value     +38.05%      +29.05%
------------------------------------------------------------------------------
MFS Equity Income Fund (Class I) at net asset value     +37.95%      +29.00%
------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index*                  +40.78%      +28.29%
------------------------------------------------------------------------------
Consumer Price Index*,**                                + 2.19%      + 2.85%
------------------------------------------------------------------------------
 + For the period from the commencement of the Fund's investment operations,
   January 2, 1996, through August 31, 1997.
 * Source: CDA/Wiesenberger.
** The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

MFS SPECIAL OPPORTUNITIES FUND
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from January 2, 1996, through August 31, 1997)


                MFS Special         S&P 500             Consumer
            Opportunities Fund     Composite           Price Index
                - Class A            Index                - U.S.
            ------------------     ---------           -----------
1/96            $ 10,000            $ 10,000            $ 10,000
8/96            $ 11,360            $ 10,745            $ 10,253
2/97            $ 12,789            $ 13,166            $ 10,405
8/97            $ 14,976            $ 15,112            $ 10,476


AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 1997

                                                            1 Year    Life of Fund+
------------------------------------------------------------------------------------
MFS Special Opportunities Fund (Class A) at net asset value    +31.84%     +27.49%
------------------------------------------------------------------------------------
MFS Special Opportunities Fund (Class I) at net asset value    +32.23%     +27.72%
------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index*                         +40.78%     +28.29%
------------------------------------------------------------------------------------
Average high-yield corporate bond fund*                        +15.55%     +13.22%
------------------------------------------------------------------------------------
Consumer Price Index*,**                                       + 2.19%     + 2.85%
------------------------------------------------------------------------------------
 + For the period from the commencement of the Fund's investment operations,
   January 2, 1996, through August 31, 1997.
 * Source: CDA/Wiesenberger.
** The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class I shares, which became available on January 2, 1997, have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors. Class I share results include the performance and the operating expenses of Class A shares for periods prior to the commencement of offering of Class I shares. Because operating expenses attributable to Class A shares are greater than those of Class I shares, Class I share performance generally would have been higher than Class A share performance. The Class A share performance included within the Class I share performance has been adjusted to reflect the fact that Class I shares have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Current subsidies and waivers may be discontinued at any time.

   TAX FORM SUMMARY

   IN JANUARY 1998, SHAREHOLDERS WILL BE MAILED A TAX FORM SUMMARY REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1997.

   FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS
   DIVIDENDS-RECEIVED DEDUCTION

   FOR THE YEAR ENDED AUGUST 31, 1997, THE PERCENTAGE OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS-RECEIVED DEDUCTION FOR THE FUNDS
   WAS:

                FUND              DIVIDENDS-RECEIVED DEDUCTION

                ----------------------------------------------
                MFS CORE GROWTH FUND                     2.64%
                MFS EQUITY INCOME FUND                  21.37%
                MFS SPECIAL OPPORTUNITIES FUND           4.84%
                MFS BLUE CHIP FUND                      48.57%
                MFS CONVERTIBLE SECURITIES FUND         91.49%
                MFS NEW DISCOVERY FUND                   0.36%
                MFS RESEARCH INTERNATIONAL FUND          0.04%
                MFS SCIENCE AND TECHNOLOGY FUND          4.16%

   FOREIGN TAX CREDIT

   THE RESEARCH INTERNATIONAL FUND IS ESTIMATED TO HAVE DERIVED APPROXIMATELY 11.8% OF ITS ORDINARY INCOME FROM DIVIDENDS PAID BY FOREIGN COMPANIES, AND TO HAVE PAID FOREIGN TAXES EQUIVALENT TO APPROXIMATELY 1.1% OF ITS ORDINARY INCOME.

PORTFOLIO OF INVESTMENTS - August 31, 1997

MFS CORE GROWTH FUND
Stocks - 96.2%
--------------------------------------------------------------------------------
ISSUER                                                   SHARES           VALUE
-------------------------------------------------------------------------------
U.S. Stocks - 90.9%
  Aerospace - 0.6%
    Thiokol Corp.                                           200     $   15,925
-------------------------------------------------------------------------------
  Airlines - 0.5%
    Continental Airlines Holdings, Inc.*                    400     $   14,650
-------------------------------------------------------------------------------
  Automotive - 0.5%
    Hayes Wheels International, Inc.*                       400     $   13,000
-------------------------------------------------------------------------------
  Banks and Credit Companies - 1.3%
    Comerica, Inc.                                          200     $   14,163
    Northern Trust Corp.                                    400         21,250
                                                                    ----------
                                                                    $   35,413
-------------------------------------------------------------------------------
  Business Machines - 2.1%
    Affiliated Computer Services, Inc., "A"*                500     $   13,125
    Sun Microsystems, Inc.*                                 300         14,400
    Texas Instruments, Inc.                                 275         31,247
                                                                    ----------
                                                                    $   58,772
-------------------------------------------------------------------------------
  Business Services - 3.1%
    At Home Corp.*                                          100     $    1,913
    Computer Sciences Corp.*                                350         26,031
    Corporate Family Solutions, Inc.*                       100          1,500
    CUC International, Inc.*                              1,200         28,200
    Ikon Office Solutions, Inc.                             800         20,800
    Innova Corp.*                                           100          2,200
    Lamalie Associates, Inc.*                               100          1,900
    Pierce Leahy Corp.*                                     100          2,725
                                                                    ----------
                                                                    $   85,269
-------------------------------------------------------------------------------
  Chemicals - 1.6%
    Air Products & Chemicals, Inc.                          300     $   24,469
    Ferro Corp.                                             500         18,813
                                                                    ----------
                                                                    $   43,282
-------------------------------------------------------------------------------
  Computer Software - Personal Computers - 0.7%
    Microsoft Corp.*                                        150     $   19,828
-------------------------------------------------------------------------------
  Computer Software - Systems - 8.0%
    Aehr Test Systems*                                      100     $    1,750
    Aris Corp.*                                             100          2,450
    BMC Software, Inc.*                                     300         18,788
    Cadence Design Systems, Inc.*                           600         28,538
    Compaq Computer Corp.*                                  650         42,575
    Computer Associates International, Inc.                 500         33,438
    Compuware Corp.*                                        550         33,963
    Lear Corp.*                                             100          4,581
    Oracle Systems Corp.*                                   900         34,313
    Peritus Software Services, Inc.*                        100          2,500
    Synopsys, Inc.*                                         450         15,581
    TSI International Software Ltd.*                        100          1,225
                                                                    ----------
                                                                    $  219,702
-------------------------------------------------------------------------------
  Consumer Goods and Services - 7.5%
    Colgate-Palmolive Co.                                   200     $   12,550
    Meyer Fred, Inc.*                                       400         20,800
    Philip Morris Cos., Inc.                                950         41,444
    RJR Nabisco Holdings Corp.                              550         19,147
    Tyco International Ltd.*                              1,440        112,950
                                                                    ----------
                                                                    $  206,891
-------------------------------------------------------------------------------
  Containers - 3.1%
    AptarGroup, Inc.                                        350     $   19,688
    Corning, Inc.                                           550         29,081
    Jefferson Smurfit Corp.*                                700         13,606
    Stone Container Corp.                                 1,300         22,425
                                                                    ----------
                                                                    $   84,800
-------------------------------------------------------------------------------
  Electrical Equipment - 0.5%
    Westinghouse Electric Corp.                             500     $   12,875
-------------------------------------------------------------------------------
  Electronics - 7.7%
    Altera Corp.*                                           350     $   18,638
    Analog Devices, Inc.*                                   500         16,563
    Atmel Corp.*                                            700         24,762
    Intel Corp.                                             600         55,275
    International Rectifier Corp.*                          600         13,688
    KLA-Tencor Corp.*                                       200         14,175
    Kulicke & Soffa Industries, Inc.*                       600         27,563
    Teradyne, Inc.*                                         750         41,766
                                                                    ----------
                                                                    $  212,430
-------------------------------------------------------------------------------
  Entertainment - 5.5%
    American Radio Systems Corp., "A"*                      650     $   32,013
    Clear Channel Communications, Inc.*                     500         33,969
    Gemstar Group Ltd.*                                     800         16,400
    ITT Corp.*                                              250         15,703
    LIN Television Corp.*                                   500         23,719
    Univision Communications, Inc., "A"*                    600         30,750
                                                                    ----------
                                                                    $  152,554
-------------------------------------------------------------------------------
  Financial Institutions - 2.7%
    American Express Co.                                    325     $   25,269
    Associates First Capital Corp., "A"                     200         11,613
    Federal National Mortgage Assn.                         500         22,000
    Morgan Stanley, Dean Witter, Discover and Co.           300         14,438
                                                                    ----------
                                                                    $   73,320
-------------------------------------------------------------------------------
  Food and Beverage Products - 1.2%
    Archer-Daniels-Midland Co.                              525     $   11,353
    Wrigley (Wm) Junior Co.                                 300         21,750
                                                                    ----------
                                                                    $   33,103
-------------------------------------------------------------------------------
  Forest and Paper Products - 0.8%
    Champion International Corp.                            400     $   23,675
-------------------------------------------------------------------------------
  Insurance - 5.5%
    Chubb Corp.                                             225     $   15,047
    CIGNA Corp.                                             150         27,506
    Conseco, Inc.                                           775         33,325
    Frontier Insurance Group, Inc.                          100          3,500
    Hartford Life, Inc., "A"                                100          3,731
    Lincoln National Corp.                                  350         23,428
    Nationwide Financial Services, Inc., "A"                100          2,775
    Progressive Corp.                                       150         14,850
    Reliastar Financial Corp.                               250         18,688
    Travelers Group, Inc.                                   150          9,525
                                                                    ----------
                                                                    $  152,375
-------------------------------------------------------------------------------
  Machinery - 0.1%
    JLK Direct Distribution, Inc., "A"*                     100     $    2,413
-------------------------------------------------------------------------------
  Medical and Health Products - 6.8%
    Arterial Vascular Engineering, Inc.*                    600     $   22,200
    Boston Scientific Corp.*                                400         28,200
    Bristol-Myers Squibb Co.                                400         30,400
    McKesson Corp.                                          275         25,764
    Mentor Corp.                                          1,000         30,750
    Ocular Sciences, Inc.*                                  100          1,913
    Schering Plough Corp.                                   960         46,080
    Schick Technologies, Inc.*                              100          2,650
                                                                    ----------
                                                                    $  187,957
-------------------------------------------------------------------------------
  Medical and Health Technology and Services - 5.0%
    AmeriSource Health Corp. "A"*                           600     $   30,037
    HEALTHSOUTH Corp.*                                      800         19,950
    Mariner Health Group, Inc.*                             300          4,350
    Medtronic, Inc.                                          50          4,519
    Orthalliance, Inc.*                                     100          1,388
    St. Jude Medical, Inc.*                                 650         24,741
    United Healthcare Corp.                                 840         40,845
    Vencor, Inc.*                                           300         12,038
                                                                    ----------
                                                                    $  137,868
-------------------------------------------------------------------------------
  Office Equipment - 1.1%
    Office Depot, Inc.*                                   1,600     $   29,500
-------------------------------------------------------------------------------
  Oil Services - 4.0%
    Trico Marine Services, Inc.*                            400     $   12,400
    Baker Hughes, Inc.                                      200          8,475
    Cal Dive International, Inc.*                           100          3,400
    Camco International, Inc.                               250         17,219
    Cooper Cameron Corp.*                                   300         19,463
    Friede Goldman International, Inc.*                     100          4,025
    Noble Drilling Corp.*                                   800         22,750
    Weatherford Enterra, Inc.*                              500         23,031
                                                                    ----------
                                                                    $  110,763
-------------------------------------------------------------------------------
  Oils - 0.2%
    Santa Fe International Corp.*                           100     $    4,475
-------------------------------------------------------------------------------
  Pollution Control - 0.9%
    Republic Industries, Inc.*                              500     $   12,281
    Waste Management, Inc.                                  400         12,800
                                                                    ----------
                                                                    $   25,081
-------------------------------------------------------------------------------
  Printing and Publishing - 0.7%
    CMP Media, Inc.*                                        100     $    2,675
    Quipp, Inc.*                                          1,200         18,000
                                                                    ----------
                                                                    $   20,675
-------------------------------------------------------------------------------
  Railroads - 2.3%
    Burlington Northern Santa Fe Railway Co.                225     $   20,630
    Kansas City Southern Industries, Inc.                   200         14,975
    Wisconsin Central Transportation Corp.*                 900         27,900
                                                                    ----------
                                                                    $   63,505
-------------------------------------------------------------------------------
  Real Estate - 0.2%
    Equity Office Properties Trust*                         200     $    5,838
-------------------------------------------------------------------------------
  Restaurants and Lodging - 1.5%
    Hilton Hotels Corp.                                     950     $   29,153
    Prime Hospitality Corp.*                                500          9,500
    Trendwest Resorts, Inc.*                                100          1,825
                                                                    ----------
                                                                    $   40,478
-------------------------------------------------------------------------------
  Special Products and Services - 0.8%
    Keystone International, Inc.                            600     $   22,613
-------------------------------------------------------------------------------
  Stores - 7.6%
    CVS Corp.                                               800     $   45,100
    Dollar General Corp.                                    450         18,647
    Linens 'N Things, Inc.*                                 450         13,050
    Penney (J.C.), Inc.                                     400         24,000
    Rite Aid Corp.                                        1,900         95,119
    Viking Office Products, Inc.*                           700         14,788
                                                                    ----------
                                                                    $  210,704
-------------------------------------------------------------------------------
  Telecommunications - 4.8%
    3Com Corp.*                                             400     $   19,975
    Ascend Communications, Inc.*                            250         10,609
    Aspect Telecommunications Corp.*                      1,200         26,400
    Bay Networks, Inc.*                                     550         19,456
    Cable Design Technologies Corp.*                        500         16,719
    Cisco Systems, Inc.*                                    250         18,844
    Intermedia Communications, Inc.*                        350         12,513
    Qwest Communications International, Inc.*               200          8,150
                                                                    ----------
                                                                    $  132,666
-------------------------------------------------------------------------------
  Transportation - 1.3%
    Caliber Systems, Inc.                                   500     $   20,875
    CNF Transportation, Inc.                                400         14,450
                                                                    ----------
                                                                    $   35,325
-------------------------------------------------------------------------------
  Utilities - Telephone - 0.7%
    Sprint Corp.                                            400     $   18,787
-------------------------------------------------------------------------------
Total U.S. Stocks                                                   $2,506,512
-------------------------------------------------------------------------------
Foreign Stocks - 5.3%
  Canada - 1.3%
    Canadian National Railway Co. (Railroads)               500     $   24,844
    Coca-Cola Beverages Ltd. (Beverages)*                   700         11,074
                                                                    ----------
                                                                    $   35,918
-------------------------------------------------------------------------------
  Ireland - 0.7%
    Elan Corp. PLC, ADR (Health Products)*                  450     $   20,475
-------------------------------------------------------------------------------
  Netherlands - 0.6%
    Akzo Nobel (Chemicals)                                  100     $   15,466
-------------------------------------------------------------------------------
  Switzerland - 0.9%
    Kuoni Reisen Holdings AG (Transportation)                 6     $   24,620
-------------------------------------------------------------------------------
  United Kingdom - 1.8%
    Danka Business Systems PLC, ADR (Business Services)     475     $   22,206
    British Petroleum PLC, ADR (Oil and Gas)                200         16,925
    Grand Metropolitan PLC (Food and Beverage Products)   1,300         11,934
                                                                    ----------
                                                                    $   51,065
-------------------------------------------------------------------------------
Total Foreign Stocks                                                $  147,544
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $2,371,295)                          $2,654,056
-------------------------------------------------------------------------------
Short-Term Obligation - 3.3%
--------------------------------------------------------------------------------
                                               PRINCIPAL AMOUNT
                                                  (000 OMITTED)
-------------------------------------------------------------------------------
  Federal Home Loan Bank, due 9/02/97, at Amortized Cost $   90      $  89,987
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $2,461,282)                     $2,744,043
Other Assets, Less Liabilities - 0.5%                                   12,077
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $2,756,120
-------------------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements

PORTFOLIO OF INVESTMENTS - August 31, 1997

MFS EQUITY INCOME FUND
Stocks - 89.3%
-------------------------------------------------------------------------------
ISSUER                                                   SHARES           VALUE
-------------------------------------------------------------------------------
U.S. Stocks - 78.1%
  Aerospace - 3.9%
    Allied Signal, Inc.                                     210     $   17,338
    General Dynamics Corp.                                  210         16,721
    United Technologies Corp.                               300         23,419
                                                                    ----------
                                                                    $   57,478
-------------------------------------------------------------------------------
  Agricultural Products - 1.1%
    Case Corp.                                              240     $   16,095
-------------------------------------------------------------------------------
  Apparel and Textiles - 1.0%
    Unifi, Inc.                                             390     $   14,966
-------------------------------------------------------------------------------
  Automotive - 1.4%
    Ford Motor Co.                                          200     $    8,600
    TRW, Inc.                                               240         12,510
                                                                    ----------
                                                                    $   21,110
-------------------------------------------------------------------------------
  Banks and Credit Companies - 7.6%
    Bank of New York, Inc.                                  280     $   12,495
    CCB Financial Corp.                                     190         15,366
    Comerica, Inc.                                          200         14,163
    First Commerce Corp.                                    300         16,013
    First Hawaiian, Inc.                                    350         12,906
    National City Corp.                                     240         13,560
    Northern Trust Corp.                                    250         13,281
    PNC Bank Corp.                                          320         13,840
                                                                    ----------
                                                                    $  111,624
-------------------------------------------------------------------------------
  Business Machines - 1.1%
    International Business Machines Corp.                   160     $   16,140
-------------------------------------------------------------------------------
  Cellular Telephones - 1.3%
    Century Telephone Enterprises, Inc.                     520     $   18,883
-------------------------------------------------------------------------------
  Chemicals - 4.9%
    Air Products & Chemicals, Inc.                          260     $   21,206
    Dexter Corp.                                            200          7,600
    Du Pont (E.I.) de Nemours & Co., Inc.                   240         14,955
    Ferro Corp.                                             380         14,298
    Nalco Chemical Co.                                      370         14,800
                                                                    ----------
                                                                    $   72,859
-------------------------------------------------------------------------------
  Consumer Goods and Services - 4.5%
    Meyer Fred, Inc.*                                       240     $   12,480
    Philip Morris Cos., Inc.                                550         23,994
    RJR Nabisco Holdings Corp.                              240          8,355
    Rubbermaid, Inc.                                        200          5,000
    Tyco International Ltd.                                 200         15,687
                                                                    ----------
                                                                    $   65,516
-------------------------------------------------------------------------------
  Electrical Equipment - 3.3%
    Cooper Industries, Inc.                                 320     $   17,060
    General Electric Co.                                    240         15,000
    Hubbell, Inc.                                           350         16,056
                                                                    ----------
                                                                    $   48,116
-------------------------------------------------------------------------------
  Energy - 2.3%
    Dresser Industries, Inc.                                360     $   15,030
    Unocal Corp.                                            500         19,531
                                                                    ----------
                                                                    $   34,561
-------------------------------------------------------------------------------
  Financial Institutions - 1.7%
    American Express Co.                                    150     $   11,662
    Union Planters Corp.                                    260         13,325
                                                                    ----------
                                                                    $   24,987
-------------------------------------------------------------------------------
  Food and Beverage Products - 3.2%
    Archer-Daniels-Midland Co.                              646     $   13,970
    General Mills, Inc.                                      80          5,130
    Hormel Foods Corp.                                      480         14,280
    Quaker Oats Co.                                         300         14,100
                                                                    ----------
                                                                    $   47,480
-------------------------------------------------------------------------------
  Food Products - 1.1%
    Smucker (J.M.) Co.                                      650     $   15,966
-------------------------------------------------------------------------------
  Forest and Paper Products - 1.9%
    Champion International Corp.                            260     $   15,389
    Weyerhaeuser Co.                                        240         13,860
                                                                    ----------
                                                                    $   29,249
-------------------------------------------------------------------------------
  Insurance - 7.2%
    Allstate Corp.                                          170     $   12,421
    Chubb Corp.                                             260         17,387
    CIGNA Corp.                                              80         14,670
    Conseco, Inc.                                           360         15,480
    Hartford Financial Services Group, Inc.                 150         11,963
    Lincoln National Corp.                                  300         20,081
    Torchmark Corp.                                         360         13,567
                                                                    ----------
                                                                    $  105,569
-------------------------------------------------------------------------------
  Medical and Health Products - 1.2%
    Bristol-Myers Squibb Co.                                240     $   18,240
-------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.5%
    United Healthcare Corp.                                 140     $    6,808
-------------------------------------------------------------------------------
  Oils - 5.2%
    Atlantic Richfield Co.                                  180     $   13,500
    Chevron Corp.                                           220         17,036
    Exxon Corp.                                             250         15,297
    Texaco, Inc.                                            150         17,288
    USX-Marathon Group                                      420         13,676
                                                                    ----------
                                                                    $   76,797
-------------------------------------------------------------------------------
  Pollution Control - 2.5%
    Browning Ferris Industries, Inc.                        490     $   17,119
    Waste Management, Inc.                                  600         19,200
                                                                    ----------
                                                                    $   36,319
-------------------------------------------------------------------------------
  Real Estate Investment Trusts - 4.6%
    Arden Realty, Inc.                                      240     $    6,930
    Boston Properties, Inc.                                 500         14,906
    Kilroy Realty Corp.                                     300          7,669
    Mid-America Apartment Communities, Inc.                 480         13,170
    Sovran Self Storage, Inc.                               380         11,543
    TriNet Corporate Realty Trust, Inc.                     360         12,802
                                                                    ----------
                                                                    $   67,020
-------------------------------------------------------------------------------
  Stores - 3.1%
    Longs Drug Stores Corp.                                 530     $   13,415
    Penney (J.C.), Inc.                                     340         20,400
    Rite Aid Corp.                                          270         13,517
                                                                    ----------
                                                                    $   47,332
-------------------------------------------------------------------------------
  Supermarkets - 1.0%
    Kroger Co.*                                             480     $   14,460
-------------------------------------------------------------------------------
  Utilities - Electric - 4.7%
    Cinergy Corp.                                           440     $   14,547
    FPL Group, Inc.                                         170          7,905
    New Century Energies, Inc.                              320         12,920
    Pacificorp                                              420          8,715
    Pinnacle West Capital Corp.                             460         14,864
    Sierra Pacific Resources                                330         10,313
                                                                    ----------
                                                                    $   69,264
-------------------------------------------------------------------------------
  Utilities - Gas - 5.6%
    Brooklyn Union Gas Co.                                  490     $   14,792
    Columbia Gas System, Inc.                               200         13,200
    Energen Corp.                                           300         10,819
    National Fuel Gas Co.                                   300         13,331
    Oneok, Inc.                                             420         13,597
    UGI Corp.                                               630         16,459
                                                                    ----------
                                                                    $   82,198
-------------------------------------------------------------------------------
  Utilities - Telephone - 2.2%
    GTE Corp.                                               290     $   12,923
    Sprint Corp.                                            400         18,800
                                                                    ----------
                                                                    $   31,723
-------------------------------------------------------------------------------
Total U.S. Stocks                                                   $1,150,760
-------------------------------------------------------------------------------
Foreign Stocks - 11.2%
  Argentina - 0.5%
    YPF Sociedad Anonima, ADR (Oils)                        240     $    7,815
-------------------------------------------------------------------------------
  Canada - 1.3%
    Canadian National Railway Co. (Railroads)               390     $   19,378
-------------------------------------------------------------------------------
  France - 2.1%
    Alcatel Alsthom, ADR (Telecommunications)               560     $   13,790
    Elf Aquitaine, ADR (Oils)                               320         17,840
                                                                    ----------
                                                                    $   31,630
-------------------------------------------------------------------------------
  Germany - 0.8%
    Henkel Kgaa (Consumer Goods and Services)               250     $   12,584
-------------------------------------------------------------------------------
  Italy - 0.4%
    Eni S.p.A, ADR (Oils)                                   120     $    6,660
-------------------------------------------------------------------------------
  Netherlands - 1.3%
    Akzo Nobel (Chemicals)                                  120     $   18,560
-------------------------------------------------------------------------------
  Switzerland - 1.0%
    Novartis AG (Pharmaceuticals)                            10     $   14,122
-------------------------------------------------------------------------------
  United Kingdom - 3.8%
    British Petroleum PLC, ADR (Oil and Gas)                333     $   28,180
    Grand Metropolitan (Food and Beverage Products)       1,550         14,229
    SmithKline-Beecham PLC, ADR (Medical and Health
    Products)                                               300         12,994
                                                                    ----------
                                                                    $   55,403
-------------------------------------------------------------------------------
Total Foreign Stocks                                                $  166,152
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,186,622)                          $1,316,912
-------------------------------------------------------------------------------
Bonds - 0.8%
-------------------------------------------------------------------------------
                                               PRINCIPAL AMOUNT
                                                  (000 OMITTED)
-------------------------------------------------------------------------------
U.S. Bonds - 0.8%
  Automotive - 0.8%
    Tower Automotive, Inc., 5s, 2004##
    (Identified Cost, $10,000)                            $  10     $   10,800
-------------------------------------------------------------------------------
Convertible Preferred Stocks - 5.3%
-------------------------------------------------------------------------------
                                                         SHARES
-------------------------------------------------------------------------------
Aerospace - 0.6%
    Loral Space & Communications Corp., 6s##                150     $    8,025
-------------------------------------------------------------------------------
Entertainment - 0.3%
    Houston Industries, Inc., 7s                            100     $    5,075
-------------------------------------------------------------------------------
Food Products - 0.7%
    Ralston Purina Co., 7s, 2000                            160     $    9,530
-------------------------------------------------------------------------------
Insurance - 0.8%
    St. Paul Capital, 6s, 2025                              180     $   12,150
-------------------------------------------------------------------------------
Medical and Health Technology Services- 0.8%
    McKesson Financing Trust, 5s##                          180     $   12,375
-------------------------------------------------------------------------------
Oils - 0.8%
  Tosco Financing Trust, 5.75s##                            190     $   11,400
-------------------------------------------------------------------------------
Utilities - Gas - 0.4%
    Williams Cos., Inc., $3.50 Pref., 2049##                 50     $    5,500
-------------------------------------------------------------------------------
Utilities - Telephone - 0.9%
    Salomon, Inc., 6.25s                                    250     $   13,906
-------------------------------------------------------------------------------
Total Convertible Preferred Stocks
  (Identified Cost, $49,019)                                        $   77,961
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,245,641)                     $1,405,673
Other Assets, Less Liabilities - 4.6%                                   68,380
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $1,474,053
-------------------------------------------------------------------------------
  * Non-income producing security.
 ## SEC Rule 144A restriction.

See notes to financial statements

PORTFOLIO OF INVESTMENTS - August 31, 1997

MFS SPECIAL OPPORTUNITIES FUND
Stocks - 86.2%
-------------------------------------------------------------------------------
ISSUER                                                   SHARES           VALUE
-------------------------------------------------------------------------------
U.S. Stocks - 76.5%
  Aerospace - 5.6%
    Allied Signal, Inc.                                     160     $   13,210
    B.E. Aerospace, Inc.*                                 3,500        124,250
    Moog, Inc.*                                           1,600         58,200
    Thiokol Corp.                                           300         23,887
                                                                    ----------
                                                                    $  219,547
-------------------------------------------------------------------------------
  Agricultural Products - 0.2%
    AGCO Corp.                                              200     $    6,500
                                                                    ----------
  Apparel and Textiles - 0.2%
    Reebok International Ltd.                               200     $    8,788
-------------------------------------------------------------------------------
  Automotive - 1.3%
    Exide Corp.                                           2,500     $   52,188
-------------------------------------------------------------------------------
  Banks and Credit Companies - 0.8%
    Banc One Corp.                                          200     $   10,725
    Wells Fargo & Co.                                        76         19,323
                                                                    ----------
                                                                    $   30,048
-------------------------------------------------------------------------------
  Building - 4.4%
    Newport News Shipbuilding, Inc.                         300     $    5,813
    Nortek, Inc.*                                         3,000         75,375
    Walter Industries, Inc.*                              5,000         90,937
                                                                    ----------
                                                                    $  172,125
-------------------------------------------------------------------------------
  Business Machines - 1.4%
    Compaq Computer Corp.*                                  875     $   57,313
-------------------------------------------------------------------------------
  Business Services - 0.6%
    Temple-Inland, Inc.                                     340     $   21,930
-------------------------------------------------------------------------------
  Chemicals - 2.9%
    Ferro Corp.                                             740     $   27,842
    NL Industries, Inc.                                   6,500         86,125
                                                                    ----------
                                                                    $  113,967
-------------------------------------------------------------------------------
  Computer Software - Personal Computers - 0.5%
    Adobe Systems, Inc.                                     475     $   18,703
-------------------------------------------------------------------------------
  Computer Software - Systems - 2.0%
    Computer Associates International, Inc.                 510     $   34,106
    Sybase, Inc.*                                           400          7,450
    Synopsys, Inc.*                                       1,100         38,088
                                                                    ----------
                                                                    $   79,644
-------------------------------------------------------------------------------
  Conglomerates - 1.8%
    MAXXAM, Inc.*                                         1,300     $   71,500
-------------------------------------------------------------------------------
  Consumer Goods and Services - 13.0%
    Darling International, Inc.*                          2,300     $   64,400
    Meyer Fred, Inc.*                                       770         40,040
    Philip Morris Cos., Inc.                                870         37,954
    Thermadyne Industries Holdings Corp.*                 4,000        124,000
    Tyco International Ltd.*                              2,598        203,780
    Westpoint Stevens, Inc.*                              1,100         44,000
                                                                    ----------
                                                                    $  514,174
-------------------------------------------------------------------------------
  Containers - 4.3%
    Atlantis Plastics, Inc.*                              5,500     $   32,312
    Gaylord Container Corp.*                              10,000        94,375
    Jefferson Smurfit Corp.*                                920         17,883
    Stone Container Corp.                                 1,400         24,150
                                                                    ----------
                                                                    $  168,720
-------------------------------------------------------------------------------
  Electrical Equipment - 0.2%
    Belden, Inc.                                            200     $    7,750
-------------------------------------------------------------------------------
  Electronics - 1.0%
    Atmel Corp.*                                            200     $    7,075
    Intel Corp.                                              65          5,988
    Sony Corp.                                               50          4,406
    Teradyne, Inc.*                                         370         20,605
                                                                    ----------
                                                                    $   38,074
-------------------------------------------------------------------------------
  Entertainment - 3.0%
    American Radio Systems Corp., "A"*                      802     $   39,498
    Casino America, Inc.*                                 1,100          3,025
    Harrah's Entertainment, Inc.*                         1,600         35,900
    LIN Television Corp.*                                   350         16,603
    Sodak Gaming, Inc.*                                   1,700         23,163
                                                                    ----------
                                                                    $  118,189
-------------------------------------------------------------------------------
  Financial Institutions - 1.1%
    Donaldson Lufkin & Jenrette, Inc.                       320     $   19,000
    Federal Home Loan Mortgage Corp.                        460         14,979
    Union Planters Corp.                                    200         10,250
                                                                    ----------
                                                                    $   44,229
-------------------------------------------------------------------------------
  Food and Beverage Products - 1.5%
    Smith's Food & Drug Centers, Inc., "B"*               1,120     $   61,320
-------------------------------------------------------------------------------
  Insurance - 3.5%
    Chubb Corp.                                             400     $   26,750
    CIGNA Corp.                                             120         22,005
    Conseco, Inc.                                           650         27,950
    Hartford Financial Services Group, Inc.                 250         19,938
    Lincoln National Corp.                                  300         20,081
    Reliastar Financial Corp.                               310         23,172
                                                                    ----------
                                                                    $  139,896
-------------------------------------------------------------------------------
  Machinery - 0.3%
    Greenfield Industries, Inc.                             400     $   10,550
-------------------------------------------------------------------------------
  Medical and Health Products - 0.6%
    Bristol-Myers Squibb Co.                                300     $   22,800
-------------------------------------------------------------------------------
  Medical and Health Technology and Services - 2.1%
    Integrated Health Services, Inc.                        560     $   18,480
    St. Jude Medical, Inc.*                                 490         18,651
    Tenet Healthcare Corp.*                                 700         19,075
    United Healthcare Corp.                                 530         25,771
                                                                    ----------
                                                                    $   81,977
-------------------------------------------------------------------------------
  Metals and Minerals - 1.4%
    Commonwealth Industries, Inc.                         3,000     $   57,375
-------------------------------------------------------------------------------
  Oil Services - 1.0%
    Dawson Production Services, Inc.*                     2,100     $   39,375
-------------------------------------------------------------------------------
  Oils - 1.3%
    Enron Oil & Gas Co.                                   1,000     $   24,125
    Texaco, Inc.                                            220         25,355
                                                                    ----------
                                                                    $   49,480
-------------------------------------------------------------------------------
  Photographic Products - 1.4%
    Anacomp, Inc.*                                        3,725     $   56,806
-------------------------------------------------------------------------------
  Pollution Control - 0.7%
    Waste Management, Inc.                                  900     $   28,800
-------------------------------------------------------------------------------
  Railroads - 0.9%
    Wisconsin Central Transportation Corp.*               1,140     $   35,340
-------------------------------------------------------------------------------
  Restaurants and Lodging - 3.2%
    Hilton Hotels Corp.                                     640     $   19,640
    Promus Hotel Corp.*                                   2,800        108,675
                                                                    ----------
                                                                    $  128,315
-------------------------------------------------------------------------------
  Special Products and Services - 1.0%
    Keystone International, Inc.                          1,100     $   41,456
-------------------------------------------------------------------------------
  Stores - 6.0%
    Arbor Drugs, Inc.                                       300     $    7,163
    Carson Pirie Scott & Co.*                             1,800         63,900
    CVS Corp.                                               700         39,462
    Gantos, Inc.*                                         15,000        35,625
    Gymboree Corp.*                                         220          5,390
    Phar Mor, Inc.*                                       5,700         42,394
    Rite Aid Corp.                                          850         42,553
                                                                    ----------
                                                                    $  236,487
-------------------------------------------------------------------------------
  Supermarkets - 2.0%
    Ingles Markets, Inc.                                  3,900     $   52,162
    Safeway, Inc.*                                          512         26,080
                                                                    ----------
                                                                    $   78,242
-------------------------------------------------------------------------------
  Telecommunications - 3.8%
    Cellular Communications International*                2,600     $   93,600
    HSN, Inc.*                                            1,775         58,575
                                                                    ----------
                                                                    $  152,175
-------------------------------------------------------------------------------
  Utilities - Electric - 1.1%
    El Paso Electric Co.*                                 6,800     $   42,500
-------------------------------------------------------------------------------
  Utilities - Telephone - 0.4%
    Sprint Corp.                                            370     $   17,390
-------------------------------------------------------------------------------
Total U.S. Stocks                                                  $  3,023,673
-------------------------------------------------------------------------------
Foreign Stocks - 9.7%
  Canada - 2.4%
    Canadian National Railway Co. (Railroads)               810     $   40,247
    Gulf Canada Resources Ltd. (Oil Services)*            7,000         56,438
                                                                    ----------
                                                                    $   96,685
-------------------------------------------------------------------------------
  Hong Kong - 0.8%
    Semi-Tech (Global) Ltd. (Electronics)*                21,000    $   31,436
-------------------------------------------------------------------------------
  Japan - 0.7%
    Canon, Inc., ADR (Special Products and Services)        145     $   20,173
    Sony Corp. (Electronics)                                100          8,707
                                                                    ----------
                                                                    $   28,880
-------------------------------------------------------------------------------
  Netherlands - 0.3%
    Akzo Nobel (Chemicals)                                   70     $   10,826
-------------------------------------------------------------------------------
  Portugal - 0.4%
    Banco Totta E Acores (Financial Institutions)           800     $   14,351
-------------------------------------------------------------------------------
  South Korea - 0.2%
    SK Telecom Ltd, ADR (Telecommunications)*               800     $    7,200
-------------------------------------------------------------------------------
  Sweden - 0.3%
    Sparbanken Sverige AB (Banks and Credit Cos.)           500     $   10,821
-------------------------------------------------------------------------------
  Switzerland - 0.9%
    Novartis AG (Pharmaceuticals)                            25     $   35,305
-------------------------------------------------------------------------------
  United Kingdom - 3.7%
    British Petroleum PLC, ADR (Oil and Gas)                422     $   35,712
    Central Transport Rental Group PLC, ADR (Special
    Products and Services)*                               48,187        33,129
    Gallaher Group PLC, ADR
    (Consumer Goods and Services)*                        1,100         19,731
    News Corp. Ltd., ADR (Entertainment)                  2,900         43,863
    Storehouse PLC (Retail)*                              2,200          8,164
    Tomkins PLC (Diversified Operations)                  1,600          7,752
                                                                    ----------
                                                                    $  148,351
-------------------------------------------------------------------------------
Total Foreign Stocks                                                $  383,855
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $2,790,956)                          $3,407,528
-------------------------------------------------------------------------------
Preferred Stock - 1.0%
-------------------------------------------------------------------------------
  Renaissance Cosmetics, Inc. (Consumer Goods and
    Services)*                                               22     $   18,040
    Supermarkets General Holdings Corp. (Supermarkets)*   1,100         22,275
-------------------------------------------------------------------------------
Total Preferred Stock (Identified Cost, $47,819)                    $   40,315
-------------------------------------------------------------------------------
Warrants - 0.6%
-------------------------------------------------------------------------------
    Gothic Energy Corp.*                                  30,000    $   21,563
    Peoples Choice TV Corp.*                                 45              0
    Renaissance Cosmetics, Inc.*                             20          2,000
    Semi Tech Global*                                     2,100            509
-------------------------------------------------------------------------------
Total Warrants (Identified Cost, $21,666)                           $   24,072
-------------------------------------------------------------------------------
Bonds - 1.7%
--------------------------------------------------------------------------------
                                              PRINCIPAL AMOUNT
                                                  (000 OMITTED)
-------------------------------------------------------------------------------
Automotive - 0.5%
    Harvard Industries, Inc., 11.125s, 2005               $  45     $   18,900
-------------------------------------------------------------------------------
Entertainment - 0.1%
    Marvel Holdings, Inc., 0s, 1998                       $  30     $    4,200
-------------------------------------------------------------------------------
Restaurants and Lodging - 0.7%
    Santa Fe Hotel, Inc., 11s, 2000                       $  35     $   28,525
-------------------------------------------------------------------------------
Telecommunications - 0.4%
    Peoples Choice TV Corp., 13.125s, 2004                $  45     $   15,188
-------------------------------------------------------------------------------
Total Bonds (Identified Cost, $65,666)                              $   66,813
-------------------------------------------------------------------------------
Short-Term Obligations - 3.8%
-------------------------------------------------------------------------------
  Federal Home Loan Bank, due 9/02/97, at Amortized Cost   $150     $  149,978
-------------------------------------------------------------------------------
Put Options Purchased - 0.7%
-------------------------------------------------------------------------------
                                           NUMBER OF CONTRACTS
-------------------------------------------------------------------------------
  Standard & Poor Index 500 Put (Identified Cost, $38,812)    4     $   28,650
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $3,114,897)                     $3,717,356
-------------------------------------------------------------------------------
Securities Sold Short - (3.2)%
--------------------------------------------------------------------------------
                                                         SHARES
-------------------------------------------------------------------------------
    Advanced Micro Devices, Inc.*                          (500)    $  (18,719)
    Arcadia Financial Ltd.*                               (1,800)      (17,775)
    Jayhawk Acceptance Corp.*                             (2,800)       (3,325)
    LCI International, Inc.                               (1,700)      (40,800)
    Station Casinos, Inc.*                                (2,300)      (17,393)
    Western Digital Corp.*                                 (600)       (28,875)
-------------------------------------------------------------------------------
Total Securities Sold Short (Proceeds Received, $122,480)           $ (126,887)
-------------------------------------------------------------------------------
Other Assets, Less Liabilities - 9.2%                                  364,342
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $3,954,811
-------------------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements

PORTFOLIO OF INVESTMENTS - August 31, 1997

MFS BLUE CHIP FUND
Stocks - 99.0%
--------------------------------------------------------------------------------
ISSUER                                                     SHARES         VALUE
-------------------------------------------------------------------------------
U.S. Stocks - 97.5%

    Aerospace - 4.1%
    General Dynamics Corp.                                  100     $    7,963
    Lockheed-Martin Corp.                                   150         15,553
    United Technologies Corp.                                80          6,245
                                                                    ----------
                                                                    $   29,761
-------------------------------------------------------------------------------
  Automotive - 1.0%
    Goodrich (B.F.) Co.                                     170     $    7,161
-------------------------------------------------------------------------------
  Banks and Credit Companies - 7.5%
    Chase Manhattan Corp.                                   110     $   12,231
    Comerica, Inc.                                          145         10,268
    Corestates Financial Corp.                              140          8,610
    National City Corp.                                     120          6,780
    Norwest Corp.                                           120          6,892
    U.S. Bancorp                                            110          9,632
                                                                    ----------
                                                                    $   54,413
-------------------------------------------------------------------------------
  Business Machines - 1.9%
    International Business Machines Corp.                   140     $   14,122
-------------------------------------------------------------------------------
  Business Services - 3.3%
    DST Systems, Inc.*                                      380     $   13,751
    First Data Corp.                                        250         10,266
                                                                    ----------
                                                                    $   24,017
-------------------------------------------------------------------------------
  Cellular Telephones - 1.0%
    AirTouch Communications, Inc.*                          220     $    7,439
-------------------------------------------------------------------------------
  Chemicals - 3.3%
    Air Products & Chemicals, Inc.                          100     $    8,156
    Du Pont (E.I.) de Nemours & Co., Inc.                   140          8,724
    Praxair, Inc.                                           130          6,947
                                                                    ----------
                                                                    $   23,827
-------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.6%
    Microsoft Corp.*                                         90     $   11,897
-------------------------------------------------------------------------------
  Computer Software - Systems - 3.7%
    BMC Software, Inc.*                                     150     $    9,393
    Computer Associates International, Inc.                 130          8,694
    Oracle Systems Corp.*                                   240          9,150
                                                                    ----------
                                                                    $   27,237
-------------------------------------------------------------------------------
  Consumer Goods and Services - 11.0%
    Avon Products, Inc.                                     100     $    6,406
    Colgate-Palmolive Co.                                    80          5,020
    Gillette Co.                                            100          8,281
    Philip Morris Cos., Inc.                                330         14,396
    Procter & Gamble Co.                                     70          9,315
    Service Corp. International                             300          9,600
    Sherwin Williams Co.                                    200          5,488
    Tyco International Ltd.*                                275         21,570
                                                                    ----------
                                                                    $   80,076
-------------------------------------------------------------------------------
  Electrical Equipment - 3.2%
    General Electric Co.                                    260     $   16,250
    Honeywell, Inc.                                         100          6,912
                                                                    ----------
                                                                    $   23,162
-------------------------------------------------------------------------------
  Electronics - 1.3%
    Intel Corp.                                             100     $    9,213
-------------------------------------------------------------------------------
  Financial Institutions - 1.1%
    Federal Home Loan Mortgage Corp.                        235     $    7,652
-------------------------------------------------------------------------------
  Food and Beverage Products - 8.3%
    Coca-Cola Co.                                           140     $    8,024
    CPC International, Inc.                                  80          7,130
    Hershey Foods Corp.                                     130          6,939
    Interstate Bakeries Corp.                               125          7,328
    McCormick & Co., Inc.                                   330          7,796
    Nabisco Holdings Corp.                                  170          7,055
    PepsiCo, Inc.                                           190          6,840
    Ralston-Ralston Purina Co.                              100          9,000
                                                                    ----------
                                                                    $   60,112
-------------------------------------------------------------------------------
  Forest and Paper Products - 0.8%
    Kimberly-Clark Corp.                                    120     $    5,693
-------------------------------------------------------------------------------
  Insurance - 8.0%
    Allstate Corp.                                          140     $   10,229
    CIGNA Corp.                                              60         11,002
    Hartford Financial Services Group, Inc.                 120          9,570
    MBIA, Inc.                                              100         11,325
    Progressive Corp.                                        80          7,920
    Torchmark Corp.                                         220          8,291
                                                                    ----------
                                                                    $   58,337
-------------------------------------------------------------------------------
  Medical and Health Products - 9.0%
    American Home Products Corp.                            120     $    8,640
    Bristol-Myers Squibb Co.                                140         10,640
    Johnson & Johnson                                       200         11,338
    Lilly (Eli) & Co.                                        80          8,370
    Merck & Co., Inc.                                       100          9,181
    Pfizer, Inc.                                            310         17,166
                                                                    ----------
                                                                    $   65,335
-------------------------------------------------------------------------------
  Medical and Health Technology and Services - 3.0%
    Cardinal Health, Inc.                                   100     $    6,625
    HEALTHSOUTH Corp.*                                      300          7,481
    United Healthcare Corp.                                 160          7,780
                                                                    ----------
                                                                    $   21,886
-------------------------------------------------------------------------------
  Oil Services - 1.0%
    Schlumberger Ltd.                                       100     $    7,619
-------------------------------------------------------------------------------
  Oils - 6.1%
    Chevron Corp.                                           100     $    7,744
    Exxon Corp.                                             320         19,580
    Mobil Corp.                                             140         10,185
    Texaco, Inc.                                             60          6,915
                                                                    ----------
                                                                    $   44,424
-------------------------------------------------------------------------------
  Railroads - 1.3%
    Burlington Northern Santa Fe                            100     $    9,169
-------------------------------------------------------------------------------
  Restaurants and Lodging - 1.5%
    HFS, Inc.*                                              200     $   11,138
-------------------------------------------------------------------------------
  Stores - 2.4%
    CVS Corp.                                               100     $    5,637
    Rite Aid Corp.                                          240         12,015
                                                                    ----------
                                                                    $   17,652
-------------------------------------------------------------------------------
  Supermarkets - 3.4%
    Kroger Co.*                                             480     $   14,460
    Safeway, Inc.*                                          200         10,187
                                                                    ----------
                                                                    $   24,647
-------------------------------------------------------------------------------
  Utilities - Electric - 3.3%
    Cinergy Corp.                                           210     $    6,943
    CMS Energy Corp.                                        160          5,750
    Pinnacle West Capital Corp.                             170          5,493
    Public Service Co. of New Mexico                        300          5,475
                                                                    ----------
                                                                    $   23,661
-------------------------------------------------------------------------------
  Utilities - Gas - 2.6%
    Columbia Gas System, Inc.                               110     $    7,260
    Pacific Enterprises                                     180          5,929
    Union Pacific Resources Group, Inc.                     220          5,500
                                                                    ----------
                                                                    $   18,689
-------------------------------------------------------------------------------
  Utilities - Telephone - 2.8%
    BellSouth Corp.                                         155     $    6,820
    SBC Communications, Inc.                                125          6,797
    Sprint Corp.                                            150          7,050
                                                                    ----------
                                                                    $   20,667
-------------------------------------------------------------------------------
Total U.S. Stocks                                                   $  709,006
-------------------------------------------------------------------------------
Foreign Stocks - 1.5%
  United Kingdom - 1.5%
    British Petroleum PLC, ADR (Oil and Gas)
    (Identified Cost, $9,035)                               131     $   11,086
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $624,151)                       $  720,092
Other Assets, Less Liabilities - 1.0%                                    7,397
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $  727,489
-------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements

PORTFOLIO OF INVESTMENTS - August 31, 1997

MFS CONVERTIBLE SECURITIES FUND
Convertible Preferred Stocks - 50.8%
-------------------------------------------------------------------------------
ISSUER                                                   SHARES         VALUE
-------------------------------------------------------------------------------
Aerospace - 0.8%
    Loral Space & Communications Corp., 6s##                100     $    5,350
-------------------------------------------------------------------------------
Airlines - 0.6%
    Continental Airlines Finance Trust, 8.5s                 50     $    4,100
-------------------------------------------------------------------------------
Chemicals - 0.4%
    Atlantic Richfield Co., 9.01s                           120     $    2,850
-------------------------------------------------------------------------------
Computer Software - Systems - 0.4%
    Wang Labs, Inc., 6.5s*##                                 50     $    2,494
-------------------------------------------------------------------------------
Consumer Goods and Services - 2.6%
    Corning Delaware L.P., 6s                               200     $   16,600
-------------------------------------------------------------------------------
Entertainment - 6.3%
    American Radio Systems Corp., 7s*##                     225     $   14,681
    Golden Books Financing Trust, 8.75s*##                  200         10,500
    Houston Industries, Inc./Time Warner, 7s*               100          5,075
    Royal Caribbean Cruises Ltd., 7.25s                     150         10,238
                                                                    ----------
                                                                    $   40,494
-------------------------------------------------------------------------------
Financial Institutions - 8.6%
    Finova Finance Trust, 5.5s, 2016                        250     $   15,500
    Jefferson Pilot Corp., 7.25s, 2000                      100         10,513
    Merrill Lynch/MGIC Investment Corp., 6.5s               150         12,975
    Merrill Lynch/IMC Global, 6.25s                         150          5,606
    Salomon/Financial Security Insurance, 7.625s            300         10,575
                                                                    ----------
                                                                    $   55,169
-------------------------------------------------------------------------------
Food - 0.9%
    Ralston Purina Interstate Bakeries, 7s*                 100     $    5,956
-------------------------------------------------------------------------------
Food and Beverage Products - 2.5%
    Dole Food, 7s                                           425     $   16,150
-------------------------------------------------------------------------------
Forest and Paper Products - 1.4%
    International Paper Capital Trust, 5.25s                150     $    8,775
-------------------------------------------------------------------------------
Insurance - 5.9%
    American Heritage Life Investment, 8.5s*                100     $    5,950
    Conseco, Inc., 7s                                       100         14,556
    Frontier Financing Trust, 6.25s*##                      100          8,025
    SunAmerica, Inc., $3.188                                150          6,647
    SunAmerica, Inc., $3.10                                  25          2,875
                                                                    ----------
                                                                    $   38,053
-------------------------------------------------------------------------------
Machinery & Tools - 1.8%
    Greenfield Capital Trust, 6s, 2016*                     250     $   11,812
-------------------------------------------------------------------------------
Medical Equipment - 1.1%
    McKesson Financing Trust, 5s##                          100     $    6,875
-------------------------------------------------------------------------------
Metals and Minerals - 1.7%
    Timet Capital Trust, 6.625s*##                          100     $    5,913
    USX Marathon/RMI Titanium, 6.75s*                       200          5,050
                                                                    ----------
                                                                    $   10,963
-------------------------------------------------------------------------------
Oil & Gas - 1.9%
    Tosco Financing Trust, 5.75s##                          200     $   12,000
-------------------------------------------------------------------------------

Pollution Control - 2.6%
    Browning Ferris Industries, Inc., 7.25s                 500     $   16,531
-------------------------------------------------------------------------------
Restaurants and Lodging - 3.3%
    Hilton Hotels Corp., 8s                                 100     $    2,800
    Host Marriott Financial Trust, 6.75s*##                 300         18,450
                                                                    ----------
                                                                    $   21,250
-------------------------------------------------------------------------------
Steel - 0.5%
    AK Steel Holding Corp., 7s                               75     $    2,962
-------------------------------------------------------------------------------
Stores - 1.6%
    AnnTaylor Finance Trust, 8.5s*#                          75     $    4,406
    K-Mart Financing I, 7.75s                               100          5,894
                                                                    ----------
                                                                    $   10,300
-------------------------------------------------------------------------------
Telecommunications - 1.0%
    Intermedia Communication, Inc., 7s*##                   100     $    2,700
    IXC Communications Inc., 7.25s*##                        20          2,570
    Qualcomm Financial Trust, 5.75s*##                       25          1,116
                                                                    ----------
                                                                    $    6,386
-------------------------------------------------------------------------------
Transportation - 0.6%
    Hvide Capital Trust, 6.5s *##                            60     $    3,803
-------------------------------------------------------------------------------
Utilities - Electric - 1.8%
    Calenergy Capital Trust III, 6.5s*##                    250     $   11,750
-------------------------------------------------------------------------------
Utilities - Gas - 0.9%
    Enron Corp., 6.25s                                      250     $    5,734
-------------------------------------------------------------------------------
Utilities - Telephone - 1.6%
    Salomon/Cincinnati Bell, 6.25s                          175     $    9,734
-------------------------------------------------------------------------------
Total Convertible Preferred Stocks
  (Identified Cost, $292,959)                                       $  326,091
-------------------------------------------------------------------------------
                                               PRINCIPAL AMOUNT
                                                  (000 Omitted)
-------------------------------------------------------------------------------
Convertible Bonds - 27.5%
--------------------------------------------------------------------------------
Aerospace - 1.4%
    Hexcel Corp., 7s, 2003                                $   5     $    9,287
-------------------------------------------------------------------------------
Building - 0.3%
    Continental Homes Holding Corp., 6.875s, 2002         $   2     $    2,248
-------------------------------------------------------------------------------
Business Services - 1.6%
    Protection One Alarm Monitoring, 6.75s, 2003          $   9     $   10,114
-------------------------------------------------------------------------------
Computer Software - Systems - 3.9%
    Adaptec, Inc., 4.75s, 2004##                          $   8     $    9,240
    Data General Corp., 6s, 2004##                            6          9,413
    Read Rite Corp., 6.5s, 2004                               3          3,135
    Wind River Systems Inc., 5s, 2002##                       3          3,386
                                                                    ----------
                                                                    $   25,174
-------------------------------------------------------------------------------
Electronics - 3.9%
    Cymer, Inc., 3.5s (7.25s, 8/1/00), 2004##             $   6     $    7,162
    Photronics, Inc., 6s, 2004                                2          2,545
    Solectron Corp., 6s, 2006##                               3          4,196
    Xilinx, Inc., 5.25s, 2002##                              10         11,225
                                                                    ----------
                                                                    $   25,128
-------------------------------------------------------------------------------

Medical and Health Products - 0.3%
    North American Vaccine, Inc., 6.5s, 2003##            $   2     $    1,843
-------------------------------------------------------------------------------
Medical and Health Technology and Services - 1.4%
    FPA Medical Management, Inc., 6.5s, 2001##            $   5     $    6,675
    Healthsource, Inc., 5s, 2003                              2          2,010
                                                                    ----------
                                                                    $    8,685
-------------------------------------------------------------------------------
Oil Services - 3.9%
    Diamond Offshore Drilling, Inc., 3.75s, 2007          $   5     $    6,525
    Nabors Industries, Inc., 5s, 2006                         3          6,015
    Parker Drilling Co., 5.5s, 2004                           6          6,540
    Pogo Producing Co., 5.5s, 2006                            5          5,906
                                                                    ----------
                                                                    $   24,986
-------------------------------------------------------------------------------
Pharmaceuticals - 0.5%
    Dura Pharmaceuticals Inc., 3.5s, 2002                 $   3     $    2,921
-------------------------------------------------------------------------------
Pollution Control - 3.7%
    Sanifill, Inc., 5s, 2006                              $   5     $    7,856
    U.S. Filter Corp., 6s, 2005                               5         10,075
    USA Waste Services, Inc., 4s, 2002                        5          5,700
                                                                    ----------
                                                                    $   23,631
-------------------------------------------------------------------------------
Restaurants and Lodging - 0.9%
    Hilton Hotels Corp., 5s, 2006                         $   5     $    5,675
-------------------------------------------------------------------------------
Special Products and Services - 3.6%
    Corporate Express, Inc., 4.5s, 2000                   $  10     $    9,150
    Personnel Group Of America Inc., 5.75s, 2004##            6          7,088
    Sunrise Assisted Living Inc., 5.5s, 2002##                3          3,210
    United States Office Products Company, 5.5s, 2001         3          3,697
                                                                    ----------
                                                                    $   23,145
-------------------------------------------------------------------------------
Stores - 2.1%
    Home Depot, Inc., 3.25s, 2001                         $   5     $    5,800
    Office Depot, Inc., 0s, 2008                              5          2,988
    Saks Holdings, Inc., 5.5s, 2006                           5          4,337
                                                                    ----------
                                                                    $   13,125
-------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $152,930)                 $  175,962
-------------------------------------------------------------------------------
Stocks - 14.4%
-------------------------------------------------------------------------------
                                                         SHARES
-------------------------------------------------------------------------------
U.S. Stocks - 12.8%
  Aerospace - 0.6%
    United Technologies Corp.                                50     $    3,903
-------------------------------------------------------------------------------
  Building - 0.7%
    Newport News Shipbuilding, Inc.                         220     $    4,263
-------------------------------------------------------------------------------
  Chemicals - 0.2%
    Du Pont (E.I.) de Nemours & Co., Inc.                    25     $    1,558
-------------------------------------------------------------------------------
  Consumer Goods and Services - 2.5%
    Colgate-Palmolive Co.                                    60     $    3,765
    Gillette Co.                                             60          4,969
    Procter & Gamble Co.                                     25          3,326
    Tyco International Ltd.*                                 48          3,765
                                                                    ----------
                                                                    $   15,825
-------------------------------------------------------------------------------
  Electrical Equipment - 0.4%
    General Electric Co.                                     40     $    2,500
-------------------------------------------------------------------------------
  Electronics - 1.1%
    Intel Corp.                                              20     $    1,843
    Solectron Corporation*                                   50          2,094
    Sony Corp.                                               35          3,084
                                                                    ----------
                                                                    $    7,021
-------------------------------------------------------------------------------
  Insurance - 0.6%
    Hartford Life, Inc., "A"*                               100     $    3,731
-------------------------------------------------------------------------------
  Medical and Health Products - 1.7%
    Bristol-Myers Squibb Co.                                 75     $    5,700
    Johnson & Johnson                                        50          2,835
    McKesson Corp.                                           25          2,342
                                                                    ----------
                                                                    $   10,877
-------------------------------------------------------------------------------
  Oils - 0.7%
    Devon Energy Corp.                                      100     $    4,269
-------------------------------------------------------------------------------
  Pollution Control - 0.8%
    Browning Ferris Industries, Inc.                        100     $    3,494
    U.S. Filter Corp.*                                       50          1,800
                                                                    ----------
                                                                    $    5,294
-------------------------------------------------------------------------------
  Restaurants and Lodging - 0.2%
    Hilton Hotels Corp.                                      50     $    1,534
-------------------------------------------------------------------------------
  Special Products and Services - 0.7%
    Stanley Works                                           100     $    4,256
-------------------------------------------------------------------------------
  Stores - 0.6%
    Rite Aid Corp.                                           75     $    3,755
-------------------------------------------------------------------------------
  Telecommunications - 2.0%
    IXC Communications Inc.*                                 50     $    1,350
    Lucent Technologies, Inc.                               100          7,787
    Qwest Communications International, Inc.*               100          4,075
                                                                    ----------
                                                                    $   13,212
-------------------------------------------------------------------------------
Total U.S. Stocks                                                   $   81,998
-------------------------------------------------------------------------------
Foreign Stocks - 1.6%
  Sweden - 0.2%
    Skandia Foersaekrings AB (Insurance)                     40     $    1,544
-------------------------------------------------------------------------------
  Switzerland - 0.7%
    Novartis AG (Pharmaceuticals)                             3     $    4,237
-------------------------------------------------------------------------------
  United Kingdom - 0.7%
    British Petroleum PLC, ADR (Oil and Gas)                 50     $    4,231
-------------------------------------------------------------------------------
Total Foreign Stocks                                                $   10,012
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $77,794)                             $   92,010
-------------------------------------------------------------------------------
Foreign Preferred Stocks - 1.6%
-------------------------------------------------------------------------------
  Australia - 1.6%
    National Australia Bank Ltd., 7.875s Capital Unit
    Exchangeable                                            350     $    9,997
-------------------------------------------------------------------------------
Total Foreign Preferred Stocks (Identified Cost, $8,750)            $    9,997
-------------------------------------------------------------------------------
Short-Term Obligations - 3.1%
-------------------------------------------------------------------------------

                                               PRINCIPAL AMOUNT
                                                  (000 OMITTED)
-------------------------------------------------------------------------------
    Federal Home Loan Bank, due 9/02/97, at Amortized Cost$  20     $   19,997
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $552,430)                       $  624,057
Other Assets, Less Liabilities - 2.6%                                   16,470
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $  640,527
-------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements

PORTFOLIO OF INVESTMENTS - August 31, 1997

MFS NEW DISCOVERY FUND
Stocks - 94.6%
-------------------------------------------------------------------------------
ISSUER                                                   SHARES           VALUE
-------------------------------------------------------------------------------
U.S. Stocks - 93.8%

  Aerospace - 1.0%
    Fairchild Corp.*                                      1,000     $   21,063
-------------------------------------------------------------------------------
  Airlines - 0.5%
    Atlas Air, Inc.*                                        400     $   11,100
-------------------------------------------------------------------------------
  Business Machines - 2.3%
    Affiliated Computer Services, Inc., "A"*              1,750     $   45,937
-------------------------------------------------------------------------------
  Business Services - 17.8%
    AccuStaff, Inc.*                                      1,500     $   39,844
    BDM International, Inc.*                                500         12,625
    BISYS Group, Inc.*                                      500         16,875
    Claremont Technology Group, Inc.*                       400          7,100
    Comdisco, Inc.                                          450         12,234
    Corporate Family Solutions, Inc.*                       100          1,500
    Dendrite International, Inc.*                           600         11,325
    Diamond Offshore Drilling, Inc.                         300         16,388
    Diamond Technology Partner, Inc.*                       600          9,225
    DST Systems, Inc.*                                      100          3,619
    Fine Host Corp.*                                        200          6,950
    First USA Paymentech, Inc.*                             700         21,262
    Interim Services, Inc.*                                 700         34,562
    Learning Tree International, Inc.*                      750         20,625
    May and Speh, Inc.*                                   1,300         16,575
    Mecon, Inc.*                                          3,000         15,000
    NOVA Corp.*                                           1,000         25,375
    Personnel Group of America, Inc.*                       300         10,050
    PMT Services, Inc.*                                   1,100         18,563
    Robert Half International, Inc.*                        200         11,675
    Staff Leasing, Inc.*                                    100          1,975
    Technology Solutions Co.*                               525         12,206
    TeleSpectrum Worldwide, Inc.*                         2,100          9,581
    Teletech Holdings, Inc.*                                900         14,737
    Transaction System Architects, Inc.*                    300         10,388
                                                                    ----------
                                                                    $  360,259
-------------------------------------------------------------------------------
  Computer Software - Systems - 16.1%
    Aehr Test Systems*                                      100     $    1,750
    American Business Information, Inc.*                    500         13,687
    Aspen Technology, Inc.*                                 300         10,238
    Black Box Corp.*                                        220          8,003
    Cadence Design Systems, Inc.*                           685         32,580
    Compuware Corp.*                                        450         27,787
    Daou Systems, Inc.*                                     400          9,500
    Data Systems Network Corp.*                           2,500         39,062
    Fair, Isaac & Co., Inc.                                 200          8,438
    IKOS Systems, Inc.*                                   1,300         19,256
    Intelligroup, Inc.*                                     100          1,488
    Metromail Corp.*                                        700         15,225
    Peerless Systems Corp.*                                 900         13,163
    RWD Technologies, Inc.*                                 100          1,925
    Simulation Sciences, Inc.*                            2,100         29,662
    Smart Modular Technologies, Inc.*                       500         29,500
    Summit Design, Inc.*                                  2,700         32,400
    Synopsys, Inc.*                                         200          6,925
    USCS International, Inc.*                               650         11,619
    Vantive Corp.*                                          200          6,100
    Xionics Document Technologies, Inc.*                    650          8,775
                                                                    ----------
                                                                    $  327,083
-------------------------------------------------------------------------------
  Consumer Goods and Services - 4.9%
    Alternative Resources Corp.*                          1,000     $   22,375
    Ballantyne of Omaha, Inc.*                              800         15,600
    Blyth Industries, Inc.*                                 100          3,694
    Cole National Corp.*                                    100          4,456
    Meta Group, Inc.*                                       400          8,350
    Schweitzer-Mauduit International, Inc.                  450         18,000
    Silgan Holdings, Inc.*                                  650         26,650
                                                                    ----------
                                                                    $   99,125
-------------------------------------------------------------------------------
  Containers - 2.4%
    AptarGroup, Inc.                                        200     $   11,250
    Gaylord Container Corp.*                              1,900         17,931
    Stone Container Corp.                                 1,100         18,975
                                                                    ----------
                                                                    $   48,156
-------------------------------------------------------------------------------
  Electrical Equipment - 1.3%
    AFC Cable Systems, Inc.*                                600     $   18,000
    QLogic Corp.*                                           200          7,850
                                                                    ----------
                                                                    $   25,850
-------------------------------------------------------------------------------
  Electronics - 5.5%
    Actel Corp.*                                            600     $   12,188
    Burr Brown*                                             550         19,525
    DuPont Photomasks, Inc.*                                200         13,100
    International Rectifier Corp.*                          600         13,687
    Microchip Technology, Inc.*                             300         12,131
    Photronic, Inc.*                                        100          5,900
    PMC Sierra, Inc.*                                       700         20,081
    SDL, Inc.*                                              900         15,975
                                                                    ----------
                                                                    $  112,587
-------------------------------------------------------------------------------
  Entertainment - 5.7%
    American Radio Systems Corp., "A"*                      300     $   14,775
    Cox Radio, Inc.*                                        900         24,075
    Gemstar Group Ltd.*                                   1,100         22,550
    Heftel Broadcasting Corp.*                              200         12,400
    Jacor Communications, Inc., "A"*                        500         22,000
    LIN Television Corp.*                                   400         18,975
                                                                    ----------
                                                                    $  114,775
-------------------------------------------------------------------------------
  Financial Institutions - 2.7%
    BA Merchants Services, Inc.*                            500     $    9,156
    Financial Federal Corp.*                                900         14,119
    Franklin Resources, Inc.                                350         27,081
    TCF Financial Corp.                                     100          5,331
                                                                    ----------
                                                                    $   55,687
-------------------------------------------------------------------------------
  Food and Beverage Products - 1.2%
    Smith's Food & Drug Centers, Inc., "B"*                 150     $    8,212
    Suiza Foods Corp.*                                      400         16,500
                                                                    ----------
                                                                    $   24,712
-------------------------------------------------------------------------------
  Insurance - 2.7%
    CapMAC Holdings, Inc.                                   300     $    8,325
    Compdent Corp.*                                         500         12,125
    Equitable of Iowa Cos.                                  150          9,769
    Hartford Life, Inc.,"A"                                 100          3,731
    Life Re Corp.                                           400         20,525
                                                                    ----------
                                                                    $   54,475
-------------------------------------------------------------------------------
  Machinery - 1.4%
    Greenfield Industries, Inc.                             200     $    5,275
    Hirsch International Group*                             900         22,950
                                                                    ----------
                                                                    $   28,225
-------------------------------------------------------------------------------
  Medical and Health Products - 1.7%
    Phycor, Inc.*                                           150     $    4,416
    Rexall Sundown, Inc.*                                   500         17,375
    Steris Corp.*                                           350         13,125
                                                                    ----------
                                                                    $   34,916
-------------------------------------------------------------------------------
  Medical and Health Technology and Services - 9.1%
    AmeriSource Health Corp., "A"*                          200     $   10,013
    CRA Managed Care, Inc.*                                 200         11,100
    HCIA, Inc.*                                             700         10,850
    Hologic, Inc.*                                          650         15,762
    IDEXX Labs, Inc.*                                     1,300         24,456
    IDX Systems Corp.*                                      300         10,163
    NCS Healthcare, Inc.*                                   200          4,925
    Orthalliance, Inc.*                                     100          1,388
    Orthodontic Centers America, Inc.*                      200          3,425
    Physician Sales and Service, Inc.*                      200          3,400
    Physician Support Systems, Inc.*                      1,200         20,250
    Quorum Health Group, Inc.*                              250          8,516
    Renal Treatment Centers, Inc.*                          500         16,937
    Total Renal Care Holdings, Inc.*                        300         13,725
    United Dental Care, Inc.*                             1,300         22,912
    United Payors & United Providers, Inc.*                 400          5,900
                                                                    ----------
                                                                    $  183,722
-------------------------------------------------------------------------------
  Oil Services - 0.3%
    Cal Dive International, Inc.*                           100     $    3,400
    Hanover Compressor*                                     100          2,363
                                                                    ----------
                                                                    $    5,763
-------------------------------------------------------------------------------
  Oils - 0.2%
    Santa Fe International Corp.*                           100     $    4,475
-------------------------------------------------------------------------------
  Pharmaceuticals - 0.3%
    Kos Pharmaceuticals, Inc.*                              200     $    6,900
-------------------------------------------------------------------------------
  Printing and Publishing - 1.0%
    Applied Graphics Technologies*                          500     $   20,625
-------------------------------------------------------------------------------
  Restaurants and Lodging - 5.2%
    Capstar Hotel Co.*                                      300     $    9,825
    Doubletree Corp.*                                       250         12,500
    HFS, Inc.*                                              500         27,844
    Interstate Hotels Co.*                                  750         21,469
    Prime Hospitality Corp.*                                850         16,150
    Promus Hotel Corp.*                                     200          7,762
    Roadhouse Grill, Inc.*                                1,400          7,525
    Trendwest Resorts, Inc.*                                100          1,825
                                                                    ----------
                                                                    $  104,900
-------------------------------------------------------------------------------
  Special Products and Services - 0.7%
    CHS Electronics, Inc.*                                  100     $    3,863
    Equity Corp. International*                             450         10,378
                                                                    ----------
                                                                    $   14,241
-------------------------------------------------------------------------------
  Stores - 4.7%
    AnnTaylor Stores Corp.*                                 500     $    8,563
    Corporate Express, Inc.*                                600         10,237
    CVS Corp.                                               400         22,550
    Gymboree Corp.*                                         450         11,025
    Mazel Stores, Inc.*                                     300          6,375
    Petco Animal Supplies, Inc.*                            400         11,850
    PETsMART, Inc.*                                         600          5,138
    U.S. Office Products Co.*                               300          9,825
    Viking Office Products, Inc.*                           500         10,562
                                                                    ----------
                                                                    $   96,125
-------------------------------------------------------------------------------
  Telecommunications - 4.4%
    APAC Teleservices, Inc.*                                600     $    9,900
    Aspect Telecommunications Corp.*                      1,800         39,600
    Cable Design Technologies Corp.*                        400         13,375
    Intermedia Communications, Inc.*                        400         14,300
    Transaction Network Services, Inc.*                     600          8,625
    VDI Media*                                              300          4,275
                                                                    ----------
                                                                    $   90,075
-------------------------------------------------------------------------------
  Transportation - 0.1%
    Carey International, Inc.*                              100     $    1,388
-------------------------------------------------------------------------------
  Utilities - Telephone - 0.6%
    Brooks Fiber Properties, Inc.*                          350     $   11,769
-------------------------------------------------------------------------------
Total U.S. Stocks                                                   $1,903,933
-------------------------------------------------------------------------------
Foreign Stocks - 0.8%
  Ireland - 0.1%
    Warner Chilcott Laboratories*                           100     $    1,850
-------------------------------------------------------------------------------
  Mexico - 0.1%
    TV Azteca, S.A. de C V (Broadcasting)*                  100     $    1,800
-------------------------------------------------------------------------------
  United Kingdom - 0.6%
    News Corp. Ltd., ADR (Entertainment)                    900     $   13,612
-------------------------------------------------------------------------------
Total Foreign Stocks                                                $   17,262
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,742,794)                          $1,921,195
-------------------------------------------------------------------------------

Short-Term Obligations - 3.7%
-------------------------------------------------------------------------------
                                              PRINCIPAL AMOUNT
                                                  (000 OMITTED)
-------------------------------------------------------------------------------
  Federal Home Loan Bank, due 9/02/97,
    at Amortized Cost                                     $  75     $   74,989
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,817,783)                     $1,996,184
Other Assets, Less Liabilities - 1.7%                                   33,679
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $2,029,863
-------------------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements

PORTFOLIO OF INVESTMENTS - August 31, 1997

MFS RESEARCH INTERNATIONAL FUND
Stocks - 97.1%
-------------------------------------------------------------------------------
ISSUER                                                   SHARES           VALUE
-------------------------------------------------------------------------------
U.S. Stocks - 2.6%

  Agricultural Products - 1.1%
    AGCO Corp.                                              760     $   24,700
-------------------------------------------------------------------------------
  Insurance - 0.5%
    Equitable of Iowa Cos.                                  190     $   12,374
-------------------------------------------------------------------------------
  Utilities - Telephone - 1.0%
    MCI Communications Corp.                                865     $   24,652
-------------------------------------------------------------------------------
Total U.S. Stocks                                                   $   61,726
-------------------------------------------------------------------------------
Foreign Stocks - 94.5%
  Australia - 1.3%
    Q.B.E. Insurance Group Ltd. (Insurance)               5,805     $   31,338
-------------------------------------------------------------------------------
  Brazil - 0.8%
    Telecomunicacoes Brasileiras SA, ADR
    (Telecommunications)                                    152     $   17,936
-------------------------------------------------------------------------------
  Canada - 1.6%
    Canadian National Railway Co. (Railroads)               773     $   38,408
-------------------------------------------------------------------------------
  Chile - 1.0%
    Chilectra SA, ADR (Utilities - Electric)                785     $   24,224
-------------------------------------------------------------------------------
  China - 0.4%
    China Southern Airlines Ltd. (Airlines)                 300     $    9,431
-------------------------------------------------------------------------------
  Czech Republic - 1.1%
    Tabak (Tobacco)                                         100     $   25,187
-------------------------------------------------------------------------------
  Finland - 0.9%
    Huhtamaki Oy Group (Food Company)                       230     $    9,081
    TT Tieto Oy (Computer Software - Systems)               135         12,122
                                                                    ----------
                                                                    $   21,203
-------------------------------------------------------------------------------
  France - 5.2%
    Chargeurs SA (Apparels and Textiles)                    250     $   14,779
    Rhone-Poulenc SA (Pharmaceuticals)*                     786         28,756
    Societe Nationale Elf Aquitaine (Oils)                  330         36,577
    Televison Francaise (Broadcasting)                      270         21,946
    Union des Assurances Federales SA (Insurance)           190         19,655
                                                                    ----------
                                                                    $  121,713
-------------------------------------------------------------------------------
  Germany - 3.7%
    Adidas AG (Apparel and Textiles)                         96     $   11,537
    Henkel Kgaa (Consumer Goods and Services)               538         27,081
    Phoenix AG (Auto Parts)                               1,225         21,322
    Prosieben Media AG (Broadcasting)                       200          9,029
    SAP AG, Preferred (Computer Software - Systems)          79         18,028
                                                                    ----------
                                                                    $   86,997
-------------------------------------------------------------------------------
  Greece - 2.1%
    Athens Medical Care SA (Medical and Health Technology
    and Services)                                         1,800     $   17,260
    Hellenic Telecommunication Organization SA
    (Telecommunications)                                    880         19,520
    Papastratos Cigarettes SA (Consumer Goods and
    Services)                                               660         11,232
                                                                    ----------
                                                                    $   48,012
-------------------------------------------------------------------------------
  Hong Kong - 8.9%
    Asia Satellite Telecommunications Holdings Ltd.
    (Telecommunications)*                                 9,000     $   25,087
    Citic Pacific Ltd. (Conglomerates)                    5,000         26,649
    Dah Sing Financial Group (Banks and Credit Cos.)      2,600     $   10,871
    Hong Kong Electric Holdings Ltd. (Utilities -
    Electric)                                             8,000         27,978
    Hutchison Whampoa (Real Estate)                       1,000          8,324
    Ka Wah Bank (Bank and Credit Cos.)                    1,000          2,446
    Li & Fung Ltd. (Wholesale)                            36,000        36,701
    Liu Chong Hing Bank (Banks and Credit Cos.)           3,000          7,994
    Vanda Systems & Communication Holdings Ltd.
    (Computers Software - Systems)                        44,000        24,984
    Wharf Holdings Ltd. (Real Estate)                     6,000         21,719
    Wing Hang Bank Ltd. (Banks and Credit Cos.)           3,600         15,331
                                                                    ----------
                                                                    $  208,084
-------------------------------------------------------------------------------
  Indonesia - 0.5%
    PT Indosat (Telecommunications)                         500     $    1,031
    PT Indosat, ADR (Telecommunications)                    270          5,856
    PT Semen Gresik (Building Materials)                  4,500          4,639
                                                                    ----------
                                                                    $   11,526
-------------------------------------------------------------------------------
  Ireland - 2.4%
    Allied Irish Banks (Banks and Credit Cos.)            2,486     $   20,989
    Anglo Irish Bank Corp. (Banks and Credit Cos.)        16,800        23,957
    Smurfit Jefferson (Paper/Plastic)                     3,700         12,292
                                                                    ----------
                                                                    $   57,238
-------------------------------------------------------------------------------
  Italy - 3.3%
    Gucci Group Designs NV (Apparel and Textiles)           304     $   18,506
    INA - Instituto Nazionale delle Assicurazioni
      (Insurance)                                         8,225         11,980
    Industrie Natuzzi S.P.A., ADR (Consumer Goods and
      Services)                                             974         26,785
    Telecom Italia S.P.A., Saving Shares
      (Telecommunications)                               12,235         20,416
                                                                    ----------
                                                                    $   77,687
-------------------------------------------------------------------------------
  Japan - 23.4%
    Bank of Tokyo Mitsubishi (Banks and Credit Cos.)      1,000     $   18,159
    Bridgestone Corp. (Tire and Rubber)                   1,000         22,139
    Canon, Inc. (Special Products and Services)           2,000         55,224
    DDI Corp. (Telecommunications)                            3         15,672
    Fuji Photo Film Co Ltd., ADR (Photographic Products)    600         22,950
    Fujimi Inc. (Distribution Wholesale)                    400         22,388
    Hirose Electric Co. (Electronics)                       100          7,007
    Jusco Co. (Retail)                                    1,000         26,700
    Keyence Corp. (Electronics)                             110         16,053
    Kinki Coca-Cola Bottling Co. (Beverages)              1,000         12,438
    Kirin Beverage Corp. (Beverages)                      2,000         32,338
    Nippon Broadcasting (Broadcasting)                    1,000         73,880
    Nippon Telephone & Telegraph Co. (Utilities -
    Telephone)                                                2         18,740
    Osaka Sanso Kogyo Ltd. (Chemicals)                    4,000          8,458
    Secom Co. (Consumer Goods and Services)               1,000         71,061
    Sony Corp. (Electronics)                                300         26,119
    Takeda Chemical Industries (Pharmaceuticals)          1,000         26,617
    TDK Corp., ADR (Electronics)                            680         52,955
    Terumo Corp. (Computers)                              1,000         18,242
                                                                    ----------
                                                                    $  547,140
-------------------------------------------------------------------------------
  Malaysia - 0.2%
    UMW Holdings Berhad (Automobiles)                     2,000     $    5,377
-------------------------------------------------------------------------------
  Mexico - 1.0%
    Companhia Cerveja Ria Brahma (Broadcasting)           1,400     $   18,988
    TV Azteca SA De CV (Television)                         300          5,400
                                                                    ----------
                                                                    $   24,388
-------------------------------------------------------------------------------
  Netherlands - 5.1%
    Ahrend Kon (Office Furnishers)                          630     $   20,557
    Akzo Nobel (Chemicals)                                  160         24,746
    Brunel International NV (Human Resources)               300          6,183
    Computer Services (Computers)                         2,000         19,038
    Fugro NV (Engineering)                                  100          3,410
    Philips Electronics NV (Manufacturing)                  260         18,460
    Royal Dutch Petroleum (Oils)                            544         27,547
                                                                    ----------
                                                                    $  119,941
-------------------------------------------------------------------------------
  Peru - 0.9%
    Telefonica del Peru SA, ADR (Telecommunications)        870     $   20,336
-------------------------------------------------------------------------------
  Philippines - 0.2%
    Alsons Cement Corp. (Building Materials)*##           41,500    $    3,860
-------------------------------------------------------------------------------
  Poland - 0.3%
    Bank Handlowy Warsza (Banks and Credit Cos.)+           200     $    2,525
    Kghm Polska Miedz SA (Diversified - Metals)##           400          4,884
                                                                    ----------
                                                                    $    7,409
-------------------------------------------------------------------------------
  Portugal - 2.3%
    Banco Espirito Santo e Comercial de Lisboa SA (Banks
    and Credit Cos.)                                        500     $   12,268
    Banco Totta E Acores (Financial Institutions)         1,275         22,872
    Telecel - Comunicacaoes Pessoais SA
    (Telecommunication)                                     240         17,457
                                                                    ----------
                                                                    $   52,597
-------------------------------------------------------------------------------
  Singapore - 2.7%
    City Developments Ltd. (Real Estate)                  2,000     $   12,637
    Hong Leong Finance Ltd. (Finance)+                    3,000          5,855
    Mandarin Oriental International, Ltd.
     (Restaurants and Lodgings)                          27,000         30,240
    Singapore Land Ltd. (Conglomerates)                   3,000         13,298
                                                                    ----------
                                                                    $   62,030
-------------------------------------------------------------------------------
  Spain - 1.0%
    Abengoa SA (Construction)*                              300     $   13,260
    Acerinox SA (Iron and Steel)                             64         10,507
                                                                    ----------
                                                                    $   23,767
-------------------------------------------------------------------------------
  Sweden - 3.1%
    Astra AB (Pharmaceuticals)                            1,053     $   16,726
    Skandia Foersaekrings AB (Insurance)                    705         27,214
    Sparbanken Sverige AB (Banks and Credit Cos.)         1,271         27,508
                                                                    ----------
                                                                    $   71,448
-------------------------------------------------------------------------------
  Switzerland - 3.5%
    Kuoni Reisen Holdings AG (Transportation)                 9     $   36,930
    Novartis AG (Pharmaceuticals)                            31         43,778
                                                                    ----------
                                                                    $   80,708
-------------------------------------------------------------------------------
  Taiwan - 1.6%
    ASE Test Limited (Electronics)                          500     $   36,500
-------------------------------------------------------------------------------
  United Kingdom - 15.1%
    ASDA Group PLC (Supermarkets)                         9,401     $   21,937
    Bank of Scotland (Banks and Credit Cos.)              1,700         11,433
    British Aerospace PLC (Aerospace and Defense)         1,486         34,772
    British Petroleum PLC (Oil and Gas)                   2,155         30,103
    Carlton Communicatons PLC (Broadcasting)              2,660         21,165
    Corporate Services Group (Business Services)          5,200         16,348
    Grand Metropolitan (Food and Beverage Products)       2,910         26,714
    Jarvis Hotels PLC (Restaurants and Lodging)*+         10,900        27,378
    JBA Holdings Diversified Operations)                    900         12,397
    Kwik-Fit Holdings PLC (Retail)                        7,704         37,453
    Lloyds TSB Group PLC (Banks and Credit Cos.)          2,382         27,445
    PowerGen PLC (Utilities - Electric)*                  2,113         26,708
    Storehouse PLC (Retail)*                              6,100         22,637
    Tomkins PLC (Diversified Operations)                  5,100         24,711
    Williams Holdings (Diversified Operations)            2,200         12,424
                                                                    ----------
                                                                    $  353,625
-------------------------------------------------------------------------------
  Venezuela - 0.9%
    Compania Anonima Nacional Telefonos de Venezuela, ADR
      (Telecommunications)*                                 509     $   20,996
-------------------------------------------------------------------------------
Total Foreign Stocks                                                $2,209,106
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $2,318,693)                          $2,270,832
-------------------------------------------------------------------------------
Short-Term Obligations - 2.6%
-------------------------------------------------------------------------------
                                               PRINCIPAL AMOUNT
                                                  (000 OMITTED)
-------------------------------------------------------------------------------
  Federal Home Loan Bank, due 9/02/97, at Amortized Cost  $  60     $   59,991
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $2,378,684)                     $2,330,823
Other Assets, Less Liabilities - 0.3%                                    5,265
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $2,336,088
-------------------------------------------------------------------------------
  * Non-income producing security.
## SEC Rule 144A restriction.
          +Restricted security.

See notes to financial statements

PORTFOLIO OF INVESTMENTS - August 31, 1997

MFS SCIENCE AND TECHNOLOGY FUND
Stocks - 88.4%
-------------------------------------------------------------------------------
ISSUER                                                   SHARES          VALUE
-------------------------------------------------------------------------------
U.S. Stocks - 85.2%
    Apparel and Textiles - 0.1%
    Polo Ralph Lauren Corp.*                                100     $    2,625
-------------------------------------------------------------------------------
  Business Machines - 5.4%
    Affiliated Computer Services, Inc., "A"*              1,880     $   49,350
    Compaq Computer Corp.*                                  200         13,100
    Silicon Graphics, Inc.*                                 500         13,719
    Sun Microsystems, Inc.*                               1,240         59,520
                                                                    ----------
                                                                    $  135,689
-------------------------------------------------------------------------------
  Business Services - 6.1%
    AccuStaff, Inc.*                                      2,180     $   57,906
    First Data Corp.                                        780         32,029
    First USA Paymentech, Inc.*                           1,320         40,095
    Galieo International, Inc.*                             100          2,644
    Hall Kinion & Associates, Inc.*                         100          2,137
    Lamalie Associates, Inc.*                               100          1,900
    Teletech Holdings, Inc.*                              1,000         16,375
                                                                    ----------
                                                                    $  153,086
-------------------------------------------------------------------------------
  Computer Software - Personal Computers - 14.0%
    Activision, Inc.*                                     1,500     $   19,500
    Adobe Systems, Inc.                                   1,165         45,872
    Autodesk, Inc.*                                       1,710         74,812
    Electronic Arts, Inc.*                                1,200         36,975
    Microsoft Corp.*                                      1,000        132,187
    Midway Games, Inc.*                                     960         20,280
    Spectrum Holobyte, Inc.*                              4,600         22,138
                                                                    ----------
                                                                    $  351,764
-------------------------------------------------------------------------------
  Computer Software - Services - 0.9%
    Ingram Micro, Inc.*                                     750     $   21,563
-------------------------------------------------------------------------------
  Computer Software - Systems - 32.5%
    BMC Software, Inc.*                                   1,180     $   73,897
    Cadence Design Systems, Inc.*                         2,831        134,649
    Computer Associates International, Inc.               2,095        140,103
    Compuware Corp.*                                      1,660        102,505
    Engineering Animation, Inc.*                            470         17,977
    Great Plains Software, Inc.*                            100          2,638
    Oracle Systems Corp.*                                 3,480        132,675
    Peoplesoft, Inc.*                                       660         37,125
    Peritus Software Services, Inc.*                        100          2,500
    Rational Software Corp.*                              1,010         16,665
    Summit Design, Inc.*                                  4,400         52,800
    Sybase, Inc.*                                           380          7,078
    Synopsys, Inc.*                                       2,830         97,989
    TSI International Software Ltd.*                        100          1,225
                                                                    ----------
                                                                    $  819,826
-------------------------------------------------------------------------------
 Electronics - 5.1%
    Atmel Corp.*                                            440     $   15,565
    Intel Corp.                                             340         31,322
    Sony Corp.                                              250         22,031
    Teradyne, Inc.*                                         900         50,119
    Xilinx, Inc.*                                           200          9,500
                                                                    ----------
                                                                    $  128,537
-------------------------------------------------------------------------------
  Medical and Health Products - 2.0%
    Bristol-Myers Squibb Co.                                610     $   46,360
    Ocular Sciences, Inc.*                                  100          1,912
    Schick Technologies, Inc.*                              100          2,650
                                                                    ----------
                                                                    $   50,922
-------------------------------------------------------------------------------
  Medical and Health Technology and Services - 7.6%
    Centennial Healthcare Corp.*                            100     $    2,012
    HBO & Co.                                             1,085         77,713
    Horizon CMS Healthcare Corp.*                           700         14,394
    Monarch Dental Corp.*                                   100          1,813
    Oxford Health Plans, Inc.*                              370         27,056
    Pacificare Health Systems, Inc., "B"*                   130          8,889
    United Healthcare Corp.                               1,240         60,295
                                                                    ----------
                                                                    $  192,172
-------------------------------------------------------------------------------
  Oil Services - 0.3%
    Cal Dive International, Inc.*                           100     $    3,400
    Domain Energy Corp.*                                    100          1,525
    Hanover Compressor*                                     100          2,363
                                                                    ----------
                                                                    $    7,288
-------------------------------------------------------------------------------
  Printing and Publishing - 0.1%
    CMP Media, Inc.*                                        100     $    2,675
-------------------------------------------------------------------------------
  Stores - 0.2%
    CVS Corp.                                               100     $    5,638
-------------------------------------------------------------------------------
  Telecommunications - 9.3%
    Ascend Communications, Inc.*                          1,105     $   46,893
    Aspect Telecommunications Corp.*                      2,770         60,940
    Cabletron Systems, Inc.*                                700         21,175
    Cisco Systems, Inc.*                                  1,055         79,521
    Lucent Technologies, Inc.                               290         22,584
    Qwest Communications International, Inc.*               100          4,075
                                                                    ----------
                                                                    $  235,188
-------------------------------------------------------------------------------
  Utilities - Telephone - 1.6%
    MCI Communications Corp.                              1,410     $   40,185
-------------------------------------------------------------------------------
Total U.S. Stocks                                                   $2,147,158
-------------------------------------------------------------------------------
Foreign Stocks - 3.2%
  Germany - 1.7%
    SAP AG, Preferred (Computer Software - Systems)         185     $   42,217
-------------------------------------------------------------------------------
  Japan - 1.5%
    Canon, Inc., ADR (Special Products and Services)         80     $   11,130
    Sony Corp. (Electronics)                                300         26,120
                                                                    ----------
                                                                    $   37,250
-------------------------------------------------------------------------------
Total Foreign Stocks                                                $   79,467
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,850,603)                          $2,226,625
-------------------------------------------------------------------------------
Short-Term Obligations - 11.5%
-------------------------------------------------------------------------------
                                                PRINCIPAL AMOUNT
                                                   (000 OMITTED)
-------------------------------------------------------------------------------
  Federal Home Loan Bank, due 9/02/97, at Amortized Cost  $ 290     $  289,957
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $2,140,560)                     $2,516,582
Other Assets, Less Liabilities - 0.1%                                    2,168
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $2,518,750
-------------------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements

FINANCIAL STATEMENTS

Statements of Assets and Liabilities
--------------------------------------------------------------------------------------------------------------------------------
                                                                                     CORE              EQUITY            SPECIAL
                                                                                   GROWTH              INCOME      OPPORTUNITIES
AUGUST 31, 1997                                                                      FUND                FUND               FUND
--------------------------------------------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost,
    $2,461,282, $1,245,641 and $3,114,897,
    respectively)                                                              $2,744,043          $1,405,673          $3,717,356
  Cash                                                                              1,141              19,505                 489
  Deposit with brokers for securities sold short                                     --                  --                95,437
  Foreign currency, at value (identified cost, $0,
    $0 and $4,055, respectively)                                                     --                  --                 4,042
  Receivable for Fund shares sold                                                    --                50,000                --
  Receivable for investments sold                                                  37,779               6,595             262,105
  Net receivable for foreign currency exchange
    contracts closed or subject to master netting
    agreements                                                                       --                  --                   175
  Interest and dividends receivable                                                   897               2,892               2,064
  Receivable from investment adviser                                               10,414                --                17,514
  Deferred organization expenses                                                    1,669               1,676               1,688
  Other assets                                                                      1,288                --                  --
                                                                               ----------          ----------          ----------
      Total assets                                                             $2,797,231          $1,486,341          $4,100,870
                                                                               ----------          ----------          ----------

Liabilities:
  Securities sold short, at value (proceeds
    received, $0, $0 and $122,480, respectively)                               $     --            $     --            $  126,887
  Payable for investments purchased                                                29,934              10,405               5,991
  Accrued expenses and other liabilities                                           11,177               1,883              13,181
                                                                               ----------          ----------          ----------
      Total liabilities                                                        $   41,111          $   12,288          $  146,059
                                                                               ----------          ----------          ----------
Net assets                                                                     $2,756,120          $1,474,053          $3,954,811
                                                                               ==========          ==========          ==========

Net assets consist of:
  Paid-in capital                                                              $2,164,935          $1,179,568          $3,083,892
  Unrealized appreciation on investments and
    translation of assets and liabilities in foreign
    currencies                                                                    282,768             160,027             598,225
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions                                 107,865             123,884             244,151
  Accumulated undistributed net investment income                                 200,552              10,574              28,543
                                                                               ----------          ----------          ----------
      Total                                                                    $2,756,120          $1,474,053          $3,954,811
                                                                               ----------          ----------          ----------

Shares of beneficial interest outstanding:
  Class A                                                                          67,032              34,434             140,925
  Class I                                                                         107,057              65,074             149,230
                                                                               ----------          ----------          ----------
      Total shares of beneficial interest
        outstanding                                                               174,089              99,508             290,155
                                                                               ==========          ==========          ==========

Net assets:
  Class A                                                                      $1,060,643          $  510,280          $1,919,478
  Class I                                                                       1,695,477             963,773           2,035,333
                                                                               ----------          ----------          ----------
      Total net assets                                                         $2,756,120          $1,474,053          $3,954,811
                                                                               ==========          ==========          ==========

Class A shares:
  Net asset value and offering and redemption price
    per share (net assets / shares of beneficial interest outstanding)           $15.82              $14.82              $13.62
                                                                                 ======              ======              ======

Class I shares:
  Net asset value and redemption price per share
    (net assets / shares of  beneficial interest outstanding)                    $15.84              $14.81              $13.64
                                                                                 ======              ======              ======

See notes to financial statements

Statements of Assets and Liabilities - continued
---------------------------------------------------------------------------------------------------------------------------------
                                                                                     BLUE        CONVERTIBLE                 NEW
                                                                                     CHIP         SECURITIES           DISCOVERY
AUGUST 31, 1997                                                                      FUND               FUND                FUND
---------------------------------------------------------------------------------------------------------------------------------
Assets:
Investments, at value (identified cost, $624,151,
  $552,430 and $1,817,783, respectively)                                       $  720,092          $  624,057          $1,996,184
Cash                                                                                6,338               3,982              33,748
Foreign currency, at value (identified cost, $0, $26
  and $0, respectively)                                                              --                    26                --
Receivable for investments sold                                                      --                 9,904                --
Interest and dividends receivable                                                   1,149               2,643                 180
                                                                               ----------          ----------          ----------
    Total assets                                                               $  727,579          $  640,612          $2,030,112
                                                                               ----------          ----------          ----------

Liabilities:
  Accrued expenses and other liabilities                                       $       90          $       85          $      249
                                                                               ----------          ----------          ----------
Net assets                                                                     $  727,489          $  640,527          $2,029,863
                                                                               ==========          ==========          ==========

Net assets consist of:

  Paid-in capital                                                              $  617,975          $  557,991          $1,579,754
  Unrealized appreciation on investments and
    translation of assets and liabilities in foreign
    currencies                                                                     95,941              71,627             178,401
  Accumulated undistributed net realized gain (loss) on
    investments and foreign currency transactions                                  12,369              (1,197)            126,577
  Accumulated undistributed net investment income                                   1,204              12,106             145,131
                                                                               ----------          ----------          ----------
      Total                                                                    $  727,489          $  640,527          $2,029,863
                                                                               ----------          ----------          ----------
Shares of beneficial interest outstanding:
  Class A                                                                          41,316              50,266              41,008
  Class I                                                                          20,514               5,555             114,238
                                                                               ----------          ----------          ----------
      Total shares of beneficial interest outstanding                              61,830              55,821             155,246
                                                                               ==========          ==========          ==========
Net assets:
  Class A                                                                      $  486,110          $  576,830          $  536,157
  Class I                                                                         241,379              63,697           1,493,706
                                                                               ----------          ----------          ----------
      Total net assets                                                         $  727,489          $  640,527          $2,029,863
                                                                               ==========          ==========          ==========

Class A shares:
  Net asset value and offering and redemption price per share (net assets /
    shares of beneficial interest outstanding)                                   $11.77              $11.48              $13.07
                                                                                 ======              ======              ======

Class I shares:
  Net asset value and redemption price per share (net assets / shares of
    beneficial interest outstanding)                                             $11.77              $11.47              $13.08
                                                                                 ======              ======              ======

See notes to financial statements

Statements of Assets and Liabilities - continued
-------------------------------------------------------------------------------------------------------------
                                                                                 RESEARCH         SCIENCE AND
                                                                            INTERNATIONAL          TECHNOLOGY
AUGUST 31, 1997                                                                      FUND                FUND
-------------------------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $2,378,684 and
    $2,140,560, respectively)                                                  $2,330,823          $2,516,582
  Cash                                                                                924               3,165
  Foreign currency, at value (identified cost, $1,560 and $46,
    respectively)                                                                   1,164                  43
  Receivable for Fund shares sold                                                  10,000                --
  Receivable for investments sold                                                  17,901                --
  Interest and dividends receivable                                                 4,591                  54
  Receivable from investment adviser                                                6,854               8,711
  Other assets                                                                       --                   250
                                                                               ----------          ----------
      Total assets                                                             $2,372,257          $2,528,805
                                                                               ----------          ----------

Liabilities:
  Payable for investments purchased                                            $   26,952          $     --
  Accrued expenses and other liabilities                                            9,217              10,055
                                                                               ----------          ----------
      Total liabilities                                                        $   36,169          $   10,055
                                                                               ----------          ----------
Net assets                                                                     $2,336,088          $2,518,750
                                                                               ==========          ==========

Net assets consist of:

  Paid-in capital                                                              $2,134,309          $2,036,119
  Unrealized appreciation (depreciation) on investments and
    translation of
    assets and liabilities in foreign currencies                                  (48,333)            376,018
  Accumulated undistributed net realized gain (loss) on
    investments and
    foreign currency transactions                                                 239,440             (69,545)
  Accumulated undistributed net investment income                                  10,672             176,158
                                                                               ----------          ----------
      Total                                                                    $2,336,088          $2,518,750
                                                                               ----------          ----------
Shares of beneficial interest outstanding:
  Class A                                                                         119,940              70,359
  Class I                                                                          93,365             130,608
                                                                               ----------          ----------
      Total shares of beneficial interest outstanding                             213,305             200,967
                                                                               ==========          ==========
Net assets:
  Class A                                                                      $1,313,579          $  881,888
  Class I                                                                       1,022,509           1,636,862
                                                                               ----------          ----------
      Total net assets                                                         $2,336,088          $2,518,750
                                                                               ==========          ==========
Class A shares:
  Net asset value and offering and redemption price per share
    (net assets / shares of beneficial interest outstanding)                     $10.95              $12.53
                                                                                 ======              ======
Class I shares:
  Net asset value and redemption price per share
    (net assets / shares of beneficial interest outstanding)                     $10.95              $12.53
                                                                                 ======              ======

See notes to financial statements

Statements of Operations
---------------------------------------------------------------------------------------------------------------------------------
                                                                                     CORE             EQUITY              SPECIAL
                                                                                   GROWTH             INCOME        OPPORTUNITIES
YEAR ENDED AUGUST 31, 1997                                                           FUND               FUND                 FUND
---------------------------------------------------------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                                  $  217,465          $   27,016          $   21,095
    Interest                                                                        7,705               2,229              22,623
                                                                               ----------          ----------          ----------
      Total investment income                                                  $  225,170          $   29,245          $   43,718
                                                                               ----------          ----------          ----------

  Expenses -
    Management fee                                                             $   12,775          $    6,926          $   23,164
    Shareholder servicing agent fee                                                 2,233               1,209               4,030
    Distribution and service fee - Class A                                          4,216               2,468               9,410
    Administrative fee                                                                 27                  83                --
    Registration fee                                                                2,763               2,335                --
    Auditing fee                                                                    5,101               5,501               8,272
    Postage                                                                           341                  82                 119
    Printing                                                                        2,928               1,635                --
    Legal fee                                                                       3,223               2,618               2,026
    Custodian fee                                                                   5,695               5,166               5,902
    Amortization of organization expenses                                             434                 434                 434
    Miscellaneous                                                                   4,671                 354                 325
                                                                               ----------          ----------          ----------
      Total expenses                                                           $   44,407          $   28,811          $   53,682
    Fees paid indirectly                                                             (690)               (388)             (1,010)
    Reduction of expenses by investment adviser,
      shareholder servicing
      agent and distributor                                                       (19,224)            (14,434)            (36,604)
                                                                               ----------          ----------          ----------
      Net expenses                                                             $   24,493          $   13,989          $   16,068
                                                                               ----------          ----------          ----------
        Net investment income                                                  $  200,677          $   15,256          $   27,650
                                                                               ----------          ----------          ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                                    $  147,884          $  130,162          $  314,835
    Securities sold short                                                            --                  --                (6,786)
    Foreign currency transactions                                                    (112)                 (8)               (173)
                                                                               ----------          ----------          ----------

      Net realized gain on investments and
        foreign currency transactions                                          $  147,772          $  130,154          $  307,876
                                                                               ----------          ----------          ----------

  Change in unrealized appreciation (depreciation) -
    Investments                                                                $  264,806          $  134,063          $  542,028
    Securities sold short                                                            --                  --                14,842
    Translation of assets and liabilities in foreign
currencies                                                                             12                  (5)                173
                                                                               ----------          ----------          ----------
      Net change in unrealized appreciation                                    $  264,818          $  134,058          $  557,043
                                                                               ----------          ----------          ----------

        Net realized and unrealized gain on investments
          and
          foreign currency                                                     $  412,590          $  264,212          $  864,919
                                                                               ----------          ----------          ----------
          Increase in net assets from operations                               $  613,267          $  279,468          $  892,569
                                                                               ==========          ==========          ==========

See notes to financial statements

Statements of Operations - continued
--------------------------------------------------------------------------------------------------------------------------------
                                                                                     BLUE         CONVERTIBLE                NEW
                                                                                     CHIP          SECURITIES          DISCOVERY
PERIOD ENDED AUGUST 31, 1997                                                         FUND*               FUND*              FUND*
---------------------------------------------------------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                                  $    6,880          $   12,186          $  155,787
    Interest                                                                          978               5,669               6,670
                                                                               ----------          ----------          ----------
      Total investment income                                                  $    7,858          $   17,855          $  162,457
                                                                               ----------          ----------          ----------

  Expenses -
    Management fee                                                             $    2,849          $    2,458          $    8,539
    Shareholder servicing agent fee                                                   576                 497               1,498
    Distribution and service fee - Class A                                          1,480               1,738               1,286
    Administrative fee                                                                 52                  44                 132
    Registration fee                                                                4,030               4,000               4,505
    Auditing fee                                                                    5,500               5,900               6,000
    Printing                                                                        2,237               1,135               2,892
    Postage                                                                            42                --                    25
    Legal fee                                                                       3,871               3,214               4,534
    Custodian fee                                                                     392                 459                 720
    Miscellaneous                                                                     557                 213                 271
                                                                               ----------          ----------          ----------
      Total expenses                                                           $   21,586          $   19,658          $   30,402
    Fees paid indirectly                                                             (173)               (168)               (451)
    Reduction of expenses by investment adviser,
      shareholder servicing
      agent, and distributor                                                      (14,749)            (13,739)            (12,625)
                                                                               ----------          ----------          ----------
      Net expenses                                                             $    6,664          $    5,751          $   17,326
                                                                               ----------          ----------          ----------
        Net investment income                                                  $    1,194          $   12,104          $  145,131
                                                                               ----------          ----------          ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                                    $   12,369          $    5,932          $  126,577
    Securities sold short                                                            --                (7,129)               --
    Foreign currency transactions                                                      10                   2                --
                                                                               ----------          ----------          ----------

      Net realized gain (loss) on investments and
        foreign currency
        transactions                                                           $   12,379          $   (1,195)         $  126,577
                                                                               ----------          ----------          ----------

  Change in unrealized appreciation on investments and
    translation
    of assets and liabilities in foreign currencies                            $   95,941          $   71,627          $  178,401
                                                                               ----------          ----------          ----------

        Net realized and unrealized gain on investments
          and foreign
          currency                                                             $  108,320          $   70,432          $  304,978
                                                                               ----------          ----------          ----------
          Increase in net assets from operations                               $  109,514          $   82,536          $  450,109
                                                                               ==========          ==========          ==========

* For the period from the commencement of investment operations, January 2, 1997, through August 31, 1997.

See notes to financial statements

Statements of Operations - continued
-------------------------------------------------------------------------------------------------------------
                                                                                 RESEARCH         SCIENCE AND
                                                                            INTERNATIONAL          TECHNOLOGY
PERIOD ENDED AUGUST 31, 1997                                                         FUND*               FUND*
-------------------------------------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                                  $   32,673          $  183,332
    Interest                                                                        4,208              12,047
    Foreign taxes withheld                                                         (3,096)
                                                                               ----------          ----------
      Total investment income                                                  $   33,785          $  195,379
                                                                               ----------          ----------

  Expenses -
    Management fee                                                             $   14,026          $   10,517
    Shareholder servicing agent fee                                                 1,819               1,845
    Distribution and service fee - Class A                                          4,164               2,112
    Administrative fee                                                                168                 166
    Registration fee                                                                4,500               4,010
    Auditing fees                                                                   5,500               5,500
    Postage                                                                           468                 129
    Printing                                                                        3,357               3,181
    Legal fees                                                                      3,451               5,691
    Custodian fee                                                                   4,387                 910
    Miscellaneous                                                                   1,762                 327
                                                                               ----------          ----------
      Total expenses                                                           $   43,602          $   34,388
    Fees paid indirectly                                                             (480)               (559)
    Reduction of expenses by investment adviser, shareholder
      servicing agent, and distributor                                            (20,009)            (14,474)
                                                                               ----------          ----------
      Net expenses                                                             $   23,113          $   19,355
                                                                               ----------          ----------
        Net investment income                                                  $   10,672          $  176,024
                                                                               ----------          ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                                    $  241,403          $  (69,545)
    Foreign currency transactions                                                  (1,963)                134
                                                                               ----------          ----------

      Net realized gain (loss) on investments and foreign
        currency
        transactions                                                           $  239,440          $  (69,411)
                                                                               ----------          ----------

  Change in unrealized appreciation (depreciation) -
    Investments                                                                $  (47,861)         $  376,022
    Translation of assets and liabilities in foreign currencies                      (472)                 (4)
                                                                               ----------          ----------
      Net change in unrealized appreciation (depreciation)                     $  (48,333)         $  376,018
                                                                               ----------          ----------
        Net realized and unrealized gain on investments and
          foreign currency                                                     $  191,107          $  306,607
                                                                               ----------          ----------
          Increase in net assets from operations                               $  201,779          $  482,631
                                                                               ==========          ==========

* For the period from the commencement of investment operations, January 2, 1997, through August 31, 1997.

See notes to financial statements

Statements of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED        PERIOD ENDED
CORE GROWTH FUND                                                          AUGUST 31, 1997     AUGUST 31, 1996*
-------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income (loss)                                                 $  200,677          $     (362)
  Net realized gain on investments and foreign
    currency transactions                                                         147,772              66,889
  Net unrealized gain on investments and foreign
    currency translation                                                          264,818              17,950
                                                                               ----------          ----------
      Increase in net assets from operations                                   $  613,267          $   84,477
                                                                               ----------          ----------

Distributions declared to shareholders from net
  realized gain on investments - Class A                                       $ (106,559)         $     --
                                                                               ----------          ----------

Fund share (principal) transactions -
  Net proceeds from sale of shares                                             $2,273,798          $  605,756
  Net asset value of shares issued to shareholders
    in reinvestment of distributions                                              106,552                --
  Cost of shares reacquired                                                      (817,088)             (4,083)
                                                                               ----------          ----------
      Increase in net assets from Fund share
        transactions                                                           $1,563,262          $  601,673
                                                                               ----------          ----------
        Total increase in net assets                                           $2,069,970          $  686,150
Net assets:
  At beginning of period                                                          686,150                --
                                                                               ----------          ----------

  At end of period (including accumulated
    undistributed net investment income (loss) of
    $200,552 and $(13), respectively)                                          $2,756,120          $  686,150
                                                                               ==========          ==========

*For the period from the commencement of the Fund's investment operations, January 2, 1996, through August 31, 1996.

See notes to financial statements

Statements of Changes in Net Assets - continued
--------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED        PERIOD ENDED
EQUITY INCOME FUND                                                        AUGUST 31, 1997     AUGUST 31, 1996*
--------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                        $   15,256          $    4,878
  Net realized gain on investments and foreign
    currency transactions                                                         130,154               7,246
  Net unrealized gain on investments and foreign
    currency translation                                                          134,058              25,969
                                                                               ----------          ----------
      Increase in net assets from operations                                   $  279,468          $   38,093
                                                                               ----------          ----------

Distributions declared to shareholders -
  From net investment income - Class A                                         $   (9,552)         $     --
  From net realized gain on investments - Class A                                 (13,524)               --
                                                                               ----------          ----------

        Total distributions declared to shareholders                           $  (23,076)         $     --
                                                                               ----------          ----------

Fund share (principal) transactions -
  Net proceeds from sale of shares                                             $1,191,109          $  449,397
  Net asset value of shares issued to shareholders
    in reinvestment of distributions                                               23,074                --
  Cost of shares reacquired                                                      (473,902)            (10,110)
                                                                               ----------          ----------
      Increase in net assets from Fund share
transactions                                                                   $  740,281          $  439,287
                                                                               ----------          ----------
        Total increase in net assets                                           $  996,673          $  477,380
Net assets:
  At beginning of period                                                          477,380                --
                                                                               ----------          ----------

  At end of period (including accumulated
    undistributed net investment income
    of $10,574 and $4,878, respectively)                                       $1,474,053          $  477,380
                                                                               ==========          ==========

*For the period from the commencement of the Fund's investment operations, January 2, 1996, through August 31, 1996.

See notes to financial statements

Statements of Changes in Net Assets - continued
-------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED        PERIOD ENDED
SPECIAL OPPORTUNITIES FUND                                                AUGUST 31, 1997     AUGUST 31, 1996*
-------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                        $   27,650          $   10,016
  Net realized gain on investments and foreign
    currency transactions                                                         307,876             168,487
  Net unrealized gain on investments and foreign
    currency translation                                                          557,043              41,182
                                                                               ----------          ----------
      Increase in net assets from operations                                   $  892,569          $  219,685
                                                                               ----------          ----------

Distributions declared to shareholders -

  From net investment income - Class A                                         $   (8,950)         $     --
  From net realized gain on investments - Class A                                (232,385)               --
                                                                               ----------          ----------

        Total distributions declared to shareholders                           $ (241,335)         $     --
                                                                               ----------          ----------

Fund share (principal) transactions -
  Net proceeds from sale of shares                                             $2,798,830          $2,038,964
  Net asset value of shares issued to shareholders
    in reinvestment of distributions                                              241,330                --
  Cost of shares reacquired                                                    (1,995,218)                (14)
                                                                               ----------          ----------
      Increase in net assets from Fund share
transactions                                                                   $1,044,942          $2,038,950
                                                                               ----------          ----------
        Total increase in net assets                                           $1,696,176          $2,258,635
Net assets:
  At beginning of period                                                        2,258,635                --
                                                                               ----------          ----------

  At end of period (including accumulated
    undistributed net investment income of $28,543
    and $10,016, respectively)                                                 $3,954,811          $2,258,635
                                                                               ==========          ==========

*For the period from the commencement of the Fund's investment operations, January 2, 1996, through August 31, 1996.

See notes to financial statements

Statements of Changes in Net Assets - continued
---------------------------------------------------------------------------------------------------------------------------------
                                                                                     BLUE         CONVERTIBLE                NEW
                                                                                     CHIP          SECURITIES          DISCOVERY
PERIOD ENDED AUGUST 31, 1997*                                                        FUND                FUND               FUND
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                        $    1,194          $   12,104          $  145,131
  Net realized gain (loss) on investments and
    foreign currency transactions                                                  12,379              (1,195)            126,577
  Net unrealized gain on investments and foreign
    currency translation                                                           95,941              71,627             178,401
                                                                               ----------          ----------          ----------
      Increase in net assets from operations                                   $  109,514          $   82,536          $  450,109
                                                                               ----------          ----------          ----------

Fund share (principal) transactions -
  Net proceeds from sale of shares                                             $  720,959          $  559,838          $1,935,566
  Cost of shares reacquired                                                      (102,984)             (1,847)           (355,812)
                                                                               ----------          ----------          ----------
      Increase in net assets from Fund share
transactions                                                                   $  617,975          $  557,991          $1,579,754
                                                                               ----------          ----------          ----------
        Total increase in net assets                                           $  727,489          $  640,527          $2,029,863
Net assets:
  At beginning of period                                                             --                  --                  --
                                                                               ----------          ----------          ----------

  At end of period (including accumulated
    undistributed net investment income of $1,204,
    $12,106 and $145,131, respectively)                                        $  727,489          $  640,527          $2,029,863
                                                                               ==========          ==========          ==========

*For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1997.

-------------------------------------------------------------------------------------------------------------
                                                                                 RESEARCH         SCIENCE AND
                                                                            INTERNATIONAL          TECHNOLOGY
PERIOD ENDED AUGUST 31, 1997*                                                        FUND                FUND
-------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                        $   10,672          $  176,024
  Net realized gain (loss) on investments and foreign currency
    transactions                                                                  239,440             (69,411)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                                          (48,333)            376,018
                                                                               ----------          ----------
      Increase in net assets from operations                                   $  201,779          $  482,631
                                                                               ----------          ----------

Fund share (principal) transactions -
  Net proceeds from sale of shares                                             $2,472,688          $2,470,527
  Cost of shares reacquired                                                      (338,379)           (434,408)
                                                                               ----------          ----------
      Increase in net assets from Fund share transactions                      $2,134,309          $2,036,119
                                                                               ----------          ----------
        Total increase in net assets                                           $2,336,088          $2,518,750
Net assets:
  At beginning of period                                                             --                  --
                                                                               ----------          ----------

  At end of period (including accumulated undistributed net
    investment income of $10,672 and $176,158, respectively)                   $2,336,088          $2,518,750
                                                                               ==========          ==========

*For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1997.

See notes to financial statements

Financial Highlights
---------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED        PERIOD ENDED        PERIOD ENDED
CORE GROWTH FUND                                                          AUGUST 31, 1997     AUGUST 31, 1996*    AUGUST 31, 1997**
---------------------------------------------------------------------------------------------------------------------------------
                                                                                  CLASS A                                 CLASS I
---------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                          $    12.33          $    10.00          $    12.99
                                                                               ----------          ----------          ----------
Income from investment operations# -
  Net investment income (loss)(S)                                              $     1.24          $    (0.01)         $     1.50
  Net realized and unrealized gain on investments and
    foreign currency transactions                                                    3.93                2.34                1.35
                                                                               ----------          ----------          ----------
      Total from investment operations                                         $     5.17          $     2.33          $     2.85
                                                                               ----------          ----------          ----------

Less distributions declared to shareholders from net
  realized gain on investments                                                 $    (1.68)         $     --            $     --
                                                                               ----------          ----------          ----------
Net asset value - end of period                                                $    15.82          $    12.33          $    15.84
                                                                               ==========          ==========          ==========
Total return                                                                        45.22%              23.30%++            21.94%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                         1.45%               1.50%+              1.48%+
  Net investment income (loss)                                                       9.12%              (0.11)%+            14.08%+
Portfolio turnover                                                                  1,043%                204%              1,043%
Average commission rate                                                        $   0.0248          $   0.0411          $   0.0248
Net assets at end of period
 (000 omitted)                                                                 $    1,061          $      686          $    1,695

 *  For the period from the commencement of the Fund's investment operations,  January 2, 1996, through August 31, 1996.
**  For the period from the commencement of the Fund's offering of Class I shares, January 2, 1997, through August 31, 1997.
 +  Annualized.
++  Not annualized.
 #  Per share data are based on average shares outstanding.
##  The Fund's expenses are calculated without reduction for fees paid indirectly.
(S) The Adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.50% of the Fund's average daily net assets. The investment adviser, distributor and shareholder servicing agent did not impose any of their fees for the periods indicated. If these fees had not been waived by the Fund and/or if actual expenses had been over/under this limitation, the net investment income (loss) per share and the ratios would have been:

Net investment income (loss)                                                   $     1.06          $    (0.18)         $     1.40
Ratios (to average net assets):
  Expenses##                                                                         2.82%               4.28%+              2.35%
  Net investment income (loss)                                                       7.75%              (2.34)%+            13.20%

See notes to financial statements

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED        PERIOD ENDED        PERIOD ENDED
EQUITY INCOME FUND                                                        AUGUST 31, 1997     AUGUST 31, 1996*    AUGUST 31, 1997**
---------------------------------------------------------------------------------------------------------------------------------
                                                                                  CLASS A                                 CLASS I
---------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                          $    11.07          $    10.00          $    12.20
                                                                               ----------          ----------          ----------
Income from investment operations# -
  Net investment income(S)                                                     $     0.22          $     0.13          $     0.15
  Net realized and unrealized gain on investments and
    foreign currency transactions                                                    3.91                0.94                2.46
                                                                               ----------          ----------          ----------
      Total from investment operations                                         $     4.13          $     1.07          $     2.61
                                                                               ----------          ----------          ----------
Less distributions declared to shareholders -
  From net investment income                                                   $    (0.16)         $     --            $     --
  From net realized gain on investments                                             (0.22)               --                  --
                                                                               ----------          ----------          ----------
Total distributions declared to shareholders                                   $    (0.38)         $     --            $     --
                                                                               ----------          ----------          ----------
Net asset value - end of period                                                $    14.82          $    11.07          $    14.81
                                                                               ==========          ==========          ==========
Total return                                                                        38.05%              10.70%++            21.39%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                                           1.50%               1.50%+              1.50%+
  Net investment income                                                              1.75%               1.83%+              1.51%+
Portfolio turnover                                                                    118%                 56%                118%
Average commission rate                                                        $   0.0393          $   0.0331          $   0.0393
Net assets at end of
 period (000 omitted)                                                          $      510          $      477          $      964

  *  For the period from the commencement of the Fund's investment operations,  January 2, 1996, through August 31, 1996.
 **  For the period from the commencement of the Fund's offering of Class I shares, January 2, 1997, through August 31, 1997.
  +  Annualized.
 ++  Not annualized.
  #   Per share data are based on average shares outstanding.
 ##  The Fund's expenses are calculated without reduction for fees paid indirectly.
(S)  The Adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.50% of the Fund's average daily net assets. The investment adviser, distributor, and shareholder servicing agent did not impose any of their fees for the periods indicated. If these fees had been waived by the Fund and/or if actual expenses were over/under this limitation, the net investment income (loss) per share and the ratios would have been:

Net investment income (loss)                                                   $     0.02          $    (0.06)         $     0.03
Ratios (to average net assets):
  Expenses##                                                                         3.40%               4.67%+              2.67%+
  Net investment income (loss)                                                      (0.15)%             (0.78)%+             0.35%+

See notes to financial statements

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED        PERIOD ENDED        PERIOD ENDED
SPECIAL OPPORTUNITIES FUND                                                AUGUST 31, 1997     AUGUST 31, 1996*    AUGUST 31, 1997**
----------------------------------------------------------------------------------------------------------------------------------
                                                                                  CLASS A                                 CLASS I
----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                          $    11.36          $    10.00          $    11.39
                                                                               ----------          ----------          ----------
Income from investment operations# -
  Net investment income(S)                                                     $     0.08          $     0.06          $     0.11
  Net realized and unrealized gain on investments
    and foreign currency transactions                                                3.35                1.30                2.14
                                                                               ----------          ----------          ----------
      Total from investment operations                                         $     3.43          $     1.36          $     2.25
                                                                               ----------          ----------          ----------
Less distributions declared to shareholders -

  From net investment income                                                   $    (0.04)         $     --            $     --
  From net realized gain on investments and
    foreign currency transactions                                                   (1.13)               --                  --
                                                                               ----------          ----------          ----------
      Total distributions declared to shareholders                             $    (1.17)         $     --            $     --
                                                                               ----------          ----------          ----------
Net asset value - end of period                                                $    13.62          $    11.36          $    13.64
                                                                               ==========          ==========          ==========
Total return                                                                        31.84%              13.60%++            19.75%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                         0.74%               1.50%+              0.18%+
  Net investment income                                                              0.65%               0.78%+              1.26%+
Portfolio turnover                                                                    161%                108%                161%
Average commission rate                                                        $   0.0387          $   0.0361          $   0.0387
Net assets at end of period (000 omitted)                                      $    1,920          $    2,259          $    2,035

 *   For the period from the commencement of the Fund's investment operations, January 2, 1996, through August 31, 1996.
**   For the period from the commencement of the Fund's offering of Class I shares, January 2, 1997, through August 31, 1997.
 +   Annualized.
++   Not annualized.
 #   Per share data are based on average shares outstanding.
##   The Fund's expenses are calculated without reduction for fees paid indirectly. (S)The Adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.50% of the Fund's average daily net assets. The investment adviser, distributor and shareholder servicing agent did not impose any of their fees for the periods indicated. If these fees had not been waived by the Fund and/or if actual expenses had been over/under this limitation, the net investment income
     (loss) per share and ratios would have been:

Net investment income (loss)                                                   $    (0.06)         $    (0.01)         $     0.01
Ratios (to average net assets):
  Expenses##                                                                         1.92%               2.97%+              1.36%+
  Net investment income (loss)                                                      (0.53)%             (0.16)%+             0.08%+

See notes to financial statements

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------
BLUE CHIP FUND                                                                  PERIOD ENDED AUGUST 31, 1997*
-------------------------------------------------------------------------------------------------------------
                                                                                  CLASS A             CLASS I
-------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                          $    10.00          $    10.00
                                                                               ----------          ----------
Income from investment operations# -
  Net investment income(S)                                                     $     0.02          $     0.02
  Net realized and unrealized gain on
    investments                                                                      1.75                1.75
                                                                               ----------          ----------
      Total from investment operations                                         $     1.77          $     1.77
                                                                               ----------          ----------
Net asset value - end of period                                                $    11.77          $    11.77
                                                                               ==========          ==========
Total return                                                                        17.70%++            17.70%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                                           1.50%+              1.50%+
  Net investment income                                                              0.28%+              0.24%+
Portfolio turnover                                                                     32%                 32%
Average commission rate                                                        $   0.0427          $   0.0427
Net assets at end of period (000 omitted)                                      $      486          $      241

  *  For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1997.
  +  Annualized.
 ++  Not annualized.
  #  Per share data are based on average shares outstanding.
 ##  The Fund's expenses are calculated without reduction for fees paid indirectly.
(S)  The Adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.50% of the Fund's average daily net assets. The Investment adviser, distributor, and shareholder servicing agent did not impose any of their fees for the periods indicated. If these fees had not been waived by the Fund and/or if actual expenses had been over/under this limitation, the net investment income loss per share and the ratios would have been:

Net investment loss                                                            $    (0.26)         $    (0.23)
Ratios (to average net assets):
  Expenses##                                                                         5.04%+              4.54%+
  Net investment loss                                                               (3.25)%+            (2.80)%+

See notes to financial statements

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES FUND                                                     PERIOD ENDED AUGUST 31, 1997*
-------------------------------------------------------------------------------------------------------------
                                                                                  CLASS A             CLASS I
-------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                          $    10.00          $    10.00
                                                                               ----------          ----------
Income from investment operations -
  Net investment income(S)                                                     $     0.25          $     0.26
  Net realized and unrealized gain on
    investments                                                                      1.23                1.21
                                                                               ----------          ----------
      Total from investment operations                                         $     1.48          $     1.47
                                                                               ----------          ----------
Net asset value - end of period                                                $    11.48          $    11.47
                                                                               ==========          ==========
Total return                                                                        14.70%++            14.60%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                                           1.50%+              1.50%+
  Net investment income                                                              3.16%+              3.19%+
Portfolio turnover                                                                     76%                 76%
Average commission rate                                                        $   0.0453          $   0.0453
Net assets at end of period (000 omitted)                                      $      577          $       64

  *  For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1997.
  +  Annualized.
 ++  Not annualized.
  #  Per share data are based on average shares outstanding.
 ##  The Fund's expenses are calculated without reduction for fees paid indirectly.
(S)  The Adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.50% of the Fund's daily net assets. The investment adviser, distributor, and shareholder servicing agent did not impose any of their fees for the periods indicated. If these fees had not been waived by the Fund and/or if actual expenses had been over/under this limitation, the net investment income (loss) per share and the ratios would have been:

     Net investment income (loss)                                              $    (0.04)         $     --
Ratios (to average net assets):
  Expenses##                                                                         5.19%+              4.69%+
  Net investment income (loss)                                                      (0.53)%+             --

See notes to financial statements

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------
NEW DISCOVERY FUND                                            PERIOD ENDED AUGUST 31, 1997*
-------------------------------------------------------------------------------------------------------------
                                                                                  CLASS A             CLASS I
-------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                          $    10.00          $    10.00
                                                                               ----------          ----------
Income from investment operations# -
  Net investment income(S)                                                     $     0.98          $     1.01
  Net realized and unrealized gain on
    investments                                                                      2.09                2.07
                                                                               ----------          ----------
      Total from investment operations                                         $     3.07          $     3.08
                                                                               ----------          ----------
Net asset value - end of period                                                $    13.07          $    13.08
                                                                               ==========          ==========
Total return                                                                        30.70%++            30.80%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                                           1.50%+              1.50%+
  Net investment income                                                             12.41%+             12.65%+
Portfolio turnover                                                                    887%                887%
Average commission rate                                                        $   0.0250          $   0.0250
Net assets at end of period (000 omitted)                                      $      536          $    1,494

  * For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
(S)  The Adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.50% of the Fund's average daily net assets. The investment adviser, distributor and shareholder servicing agent did not impose any of their fees for the periods indicated. If these fees had not been waived by the Fund and/or if actual expenses had been over/under this limitation, the net investment income per share and the ratios would have been:

Net investment income                                                          $     0.89          $     0.92
Ratios (to average net assets):
  Expenses##                                                                         3.10%+              2.52%+
  Net investment income                                                             10.81%+             11.63%+

See notes to financial statements

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------
RESEARCH INTERNATIONAL FUND                                                      PERIOD ENDED AUGUST 31, 1997*
-------------------------------------------------------------------------------------------------------------
                                                                                  CLASS A            CLASS I
-------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                          $    10.00          $    10.00
                                                                               ----------          ----------
Income from investment operations# -
  Net investment income(S)                                                     $     0.06          $     0.07
  Net realized and unrealized gain on
    investments                                                                      0.89                0.88
                                                                               ----------          ----------
      Total from investment operations                                         $     0.95          $     0.95
                                                                               ----------          ----------
Net asset value - end of period                                                $    10.95          $    10.95
                                                                               ==========          ==========
Total return                                                                         9.60%++             9.60%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                         1.68%+              1.68%+
  Net investment income                                                              0.71%+              0.85%+
Portfolio turnover                                                                    137%                137%
Average commission rate                                                        $   0.0198          $   0.0198
Net assets at end of period (000 omitted)                                      $    1,314          $    1,022

  * For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
(S)The Adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.75% of the Fund's average daily net assets. The investment adviser, distributor and shareholder servicing agent did not impose any of their fees for the periods indicated. If these fees had not been waived by the Fund and/or if actual expenses had been over/under this limitation, the net investment income (loss) per share and the ratios would have been:

Net investment loss                                                            $    (0.01)         $     --
Ratios (to average net assets):
  Expenses##                                                                         3.31%+              2.81%+
  Net investment loss                                                               (0.92)%+            (0.28)%+

See notes to financial statements

-------------------------------------------------------------------------------------------------------------
SCIENCE AND TECHNOLOGY FUND                                                     PERIOD ENDED AUGUST 31, 1997*
-------------------------------------------------------------------------------------------------------------
                                                                                  CLASS A             CLASS I
-------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                          $    10.00          $    10.00
                                                                               ----------          ----------
Income from investment operations# -
  Net investment income(S)                                                     $     0.84          $     1.05
  Net realized and unrealized gain on
    investments and foreign currency transactions                                    1.69                1.48
                                                                               ----------          ----------
      Total from investment operations                                         $     2.53          $     2.53
                                                                               ----------          ----------
Net asset value - end of period                                                $    12.53          $    12.53
                                                                               ==========          ==========
Total return                                                                        25.30%++            25.30%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                         1.40%+              1.41%+
  Net investment income                                                             10.73%+             13.11%+
Portfolio turnover                                                                    792%                792%
Average commission rate                                                        $   0.0243          $   0.0243
Net assets at end of period (000 omitted)                                      $      882          $    1,637

  * For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
(S) The Adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.50% of the Fund's average daily net assets. The investment adviser, distributor and shareholder servicing agent did not impose any of their fees for the period indicated. If these fees had not been waived by the Fund and/or if actual expenses had been over/under this limitation, the net investment income per share and the ratios would have been:

Net investment income                                                          $     0.73          $     0.98
Ratios (to average net assets):
  Expenses##                                                                         2.77%+              2.28%+
  Net investment income                                                              9.36%+             12.24%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Core Growth Fund, MFS Equity Income Fund, MFS Special Opportunities Fund, MFS Blue Chip Fund, MFS Convertible Securities Fund, MFS New Discovery Fund, MFS Research International Fund, MFS Science and Technology Fund are diversified series of MFS Series Trust I (the Trust), and MFS Special Opportunities Fund is a non-diversified series of the Trust. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts and interest rate swaps, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts, options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by each Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of each Fund's operations.

Forward Foreign Currency Exchange Contracts - Each Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Each Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, each Fund may enter into contracts to deliver or receive foreign currency they will receive from or require for their normal investment activities. They may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, each Fund may enter into contracts with the intent of changing the relative exposure of each Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Written Options - Each Fund may also write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, each Fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by each Fund. Each Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of each Fund's management on the direction of interest rates.

Short Sales - The Special Opportunities Fund, the Convertible Securities Fund, the New Discovery Fund, and the Science and Technology Fund may enter into short sales. A short sale transaction involves selling a security which a Fund does not own with the intent of purchasing it later at a lower price. A Fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which a Fund must replace the borrowed security. Losses can exceed the proceeds from short sales and can be greater than losses from the actual purchase of a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest a Fund may be required to pay in connection with a short sale. Whenever a Fund engages in short sales, its custodian segregates cash or marketable securities in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, at least equals the current market value of the security sold short.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex- dividend or ex-interest date in an amount equal to the value of the security on such date.

The Special Opportunities Fund and the Convertible Securities Fund may invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities, and tend to be more sensitive to economic conditions.

The Funds use the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - Each Fund's custody fee is calculated as a percentage of each Fund's average daily net assets. The fee is reduced according to an arrangement which measures the value of cash deposited with the custodian by each Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Each Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on each Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. Each Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

During the year ended August 31, 1997, the following amounts were reclassified between accumulated undistributed net investment income and accumulated net realized gain on investments due to differences between book and tax accounting for currency transactions. These changes had no effect on the net assets or net asset value per share.

                                          BLUE         CONVERTIBLE              CORE              EQUITY
                                          CHIP          SECURITIES            GROWTH              INCOME
INCREASE (DECREASE)                       FUND                FUND              FUND                FUND
----------------------------------------------------------------------------------------------------------
Accumulated undistributed net
  realized gain (loss) on
  investments and foreign
  currency transactions                 $  (10)              $  (2)           $  112                $  8
Accumulated undistributed net
investment income (loss)                 $  10               $  2             $ (112)               $ (8)

                                           NEW            RESEARCH       SCIENCE AND             SPECIAL
                                     DISCOVERY        INTERNATIONAL       TECHNOLOGY        OPPORTUNITIES
INCREASE (DECREASE)                       FUND                FUND              FUND                FUND
----------------------------------------------------------------------------------------------------------
Accumulated undistributed net
  realized gain (loss) on
  investments and foreign
  currency transactions                $  --              $  1,963            $ (134)             $  173
Accumulated undistributed net
investment income (loss)               $  --              $ (1,963)           $  134              $ (173)

At August 31, 1997, the Convertible Securities Fund, for federal income tax purposes, had a capital loss carryforward of $1,022 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on August 31, 2005.

Multiple Classes of Shares of Beneficial Interest - The Funds offer multiple classes of shares. The classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of each Fund pro rata based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - Each Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.65% of average daily net assets for the Blue Chip Fund and the Convertible Securities Fund, at an annual rate of 0.75% of average daily net assets for the Core Growth Fund, the Equity Income Fund, the New Discovery Fund, the Science and Technology Fund, and the Special Opportunities Fund, and at an annual rate of 1.00% of average daily net assets for the Research International Fund. For the year ended August 31, 1997, the investment adviser did not impose any of its fee, which is reflected as a reduction of expenses in the Statement of Operations.

Each Fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of each Fund's operating expenses, exclusive of management, distribution and service fees. Each Fund in turn will pay MFS an expense reimbursement fee not greater than 1.50% of average daily net assets, except that the Research International Fund will pay a fee of 1.75%. To the extent that the expense reimbursement fee exceeds each Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At August 31, 1997, the aggregate unreimbursed expenses owed to MFS by each Fund amounted to:

            BLUE     CONVERTIBLE         CORE         EQUITY            NEW         RESEARCH     SCIENCE AND           SPECIAL
            CHIP      SECURITIES       GROWTH         INCOME      DISCOVERY    INTERNATIONAL      TECHNOLOGY     OPPORTUNITIES
            FUND            FUND         FUND           FUND           FUND             FUND            FUND              FUND
------------------------------------------------------------------------------------------------------------------------------
           $9,844         $9,046      $  --           $8,413         $1,302          $  --           $  --             $  --

Each Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of each Fund, all of whom receive remuneration for their services to each Fund from MFS. Certain officers and Trustees of each Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Trustees are currently not receiving any payments for their services to each Fund.

Administrator - Effective March 1, 1997, the Funds have an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Funds pay MFS an administrative fee at the following annual percentages of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, did not receive any sales charges on sales on Class A shares of each Fund for the year ended August 31, 1997.

The Trustees have adopted a distribution plan for Class A shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

Each Fund's distribution plan provides that each Fund will pay MFD up to 0.50% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of each Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of each Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.25% per annum of each Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by each Fund. Distribution and service fees under the Class A distribution plan are currently being waived.

Purchases over $1 million of Class A shares and certain purchases by retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. There were no contingent deferred sales charges imposed during the year ended August 31, 1997, on Class A shares of each Fund.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each Fund at an effective annual rate of up to 0.13%. Prior to January 1, 1997, the fee was calculated as a percentage of the average daily net assets of Class A shares at an effective annual rate of up to 0.15%. MFSC is currently waiving its fee for an indefinite period.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, were as follows:

                                                BLUE      CONVERTIBLE              CORE           EQUITY
                                                CHIP       SECURITIES            GROWTH           INCOME
                                                FUND             FUND              FUND             FUND
----------------------------------------------------------------------------------------------------------
Purchases
----------
Investments                               $  801,689       $  916,065     $  17,817,514     $  1,735,832
                                          ==========       ==========     =============     ============
Sales
----------
Investments                               $  189,892       $  382,668     $  16,161,162     $  1,069,051
                                          ==========       ==========     =============     ============

                                                 NEW         RESEARCH       SCIENCE AND          SPECIAL
                                           DISCOVERY    INTERNATIONAL        TECHNOLOGY    OPPORTUNITIES
                                                FUND             FUND              FUND             FUND
----------------------------------------------------------------------------------------------------------
Purchases
----------
Investments (non-U.S. government
   securities)                         $  14,628,778     $  4,633,699     $  15,372,426     $  4,871,185
                                       =============     ============     =============     ============
Sales
----------
Investments (non-U.S. government
securities)                            $  13,012,489     $  2,561,525     $  13,452,258     $  4,574,155
                                       =============     ============     =============     ============

The cost and unrealized appreciation or depreciation in value of the investments owned by each Fund, as computed on a federal income tax basis, are as follows:

                                                BLUE      CONVERTIBLE              CORE           EQUITY
                                                CHIP       SECURITIES            GROWTH           INCOME
                                                FUND             FUND              FUND             FUND
--------------------------------------------------------------------------------------------------------
Aggregate cost                          $    624,151       $  552,605      $  2,467,904       $1,245,767
                                        ------------       ----------      ------------       ----------
Gross unrealized appreciation           $     99,721       $   77,886      $    310,563       $  163,961
Gross unrealized depreciation                 (3,780)          (6,434)          (34,424)          (4,055)
                                        ------------       ----------      ------------       ----------
  Net unrealized appreciation           $     95,941       $   71,452      $    276,139       $  159,906
                                        ============       ==========      ============       ==========

                                                 NEW         RESEARCH       SCIENCE AND          SPECIAL
                                           DISCOVERY    INTERNATIONAL        TECHNOLOGY    OPPORTUNITIES
                                                FUND             FUND              FUND             FUND
--------------------------------------------------------------------------------------------------------
Aggregate cost                          $  1,823,392       $2,379,678      $  2,151,232       $3,115,308
                                        ------------       ----------      ------------       ----------
Gross unrealized appreciation           $    215,761       $  128,745      $    427,647       $  687,707
Gross unrealized depreciation                (42,969)        (177,600)          (62,297)         (85,659)
                                        ------------       ----------      ------------       ----------
  Net unrealized appreciation
   (depreciation)                       $    172,792       $  (48,855)     $    365,350       $  602,048
                                        ============       ==========      ============       ==========

(5) Shares of Beneficial Interest
Each Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares

                                                                                        YEAR ENDED AUGUST 31, 1997
                      --------------------------------------------------------------------------------------------
                                 BLUE CHIP FUND**   CONVERTIBLE SECURITIES FUND**                 CORE GROWTH FUND
                      --------------------------------------------------------------------------------------------
                           SHARES          AMOUNT         SHARES           AMOUNT         SHARES            AMOUNT
------------------------------------------------------------------------------------------------------------------
Shares sold                46,967      $  474,750         50,444       $  504,497         59,769        $  808,314
Shares issued to
  shareholders in
  reinvestment of
  distributions           --              --             --              --                8,292           106,552
Shares reacquired          (5,651)        (56,185)          (178)          (1,847)       (56,691)         (726,457)
                           ------      ----------         ------       ----------         ------        ----------
  Net increase             41,316      $  418,565         50,266       $  502,650         11,370        $  188,409
                           ======      ==========         ======       ==========         ======        ==========

Class A Shares
                                                                                        YEAR ENDED AUGUST 31, 1997
                     ---------------------------------------------------------------------------------------------
                               EQUITY INCOME FUND            NEW DISCOVERY FUND**    RESEARCH INTERNATIONAL FUND**
                     ---------------------------------------------------------------------------------------------
                           SHARES          AMOUNT         SHARES           AMOUNT         SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------
Shares sold                28,321      $  354,214         46,587       $  483,036        145,874      $  1,462,123
Shares issued to
  shareholders in
  reinvestment of
  distributions             1,898          23,074        --              --              --               --
Shares reacquired         (38,910)       (473,850)        (5,579)         (56,315)       (25,934)         (255,253)
                           ------      ----------         ------       ----------        -------      ------------
  Net increase
   (decrease)              (8,691)     $  (96,562)        41,008       $  426,721        119,940      $  1,206,870
                           ======      ==========         ======       ==========        =======      ============

Class A Shares
                                                                                        YEAR ENDED AUGUST 31, 1997
                                                    --------------------------------------------------------------
                                                     SCIENCE AND TECHNOLOGY FUND**      SPECIAL OPPORTUNITIES FUND
                                                    --------------------------------------------------------------
                                                          SHARES           AMOUNT         SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------
Shares sold                                               78,193       $  811,064         80,611        $  941,341
Shares issued to
  shareholders in
  reinvestment of
  distributions                                          --              --               21,566           241,330
Shares reacquired                                         (7,834)         (79,182)      (160,079)       (1,817,353)
                                                          ------       ----------        -------       -----------
  Net increase
   (decrease)                                             70,359       $  731,882        (57,902)      $  (634,682)
                                                          ======       ==========        =======       ===========

Class A Shares
                                                                                     PERIOD ENDED AUGUST 31, 1996*
                     ---------------------------------------------------------------------------------------------
                                 CORE GROWTH FUND              EQUITY INCOME FUND       SPECIAL OPPORTUNITIES FUND
                     ---------------------------------------------------------------------------------------------
                           SHARES          AMOUNT         SHARES           AMOUNT         SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------
Shares sold                56,000      $  605,756         44,072       $  449,397        198,828      $  2,038,964
Shares issued to
  shareholders in
  reinvestment of
  distributions           --              --             --              --              --               --
Shares reacquired            (338)         (4,083)          (947)         (10,110)            (1)              (14)
                           ------      ----------         ------       ----------        -------      ------------
  Net increase
   (decrease)              55,662      $  601,673         43,125       $  439,287        198,827      $  2,038,950
                           ======      ==========         ======       ==========        =======      ============

Class I Shares
                                                                                        YEAR ENDED AUGUST 31, 1997
                        ------------------------------------------------------------------------------------------
                                 BLUE CHIP FUND**   CONVERTIBLE SECURITIES FUND**                 CORE GROWTH FUND
                        ------------------------------------------------------------------------------------------
                            SHARES         AMOUNT         SHARES           AMOUNT         SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------
Shares sold                 24,471     $  246,209          5,555        $  55,341        113,207      $  1,465,484
Shares issued to
  shareholders in
  reinvestment of
  distributions             --            --             --              --              --               --
Shares reacquired           (3,957)       (46,799)       --              --               (6,150)          (90,631)
                            ------     ----------          -----        ---------        -------      ------------
  Net increase              20,514     $  199,410          5,555        $  55,341        107,057      $  1,374,853
                            ======     ==========          =====        =========        =======      ============

 *For the period from the commencement of investment operations, January 2, 1996, through August 31, 1996.
**For the period from the commencement of investment operations, January 2, 1997, through August 31, 1997.

Class I Shares
                                                                                        YEAR ENDED AUGUST 31, 1997
                        ------------------------------------------------------------------------------------------
                               EQUITY INCOME FUND            NEW DISCOVERY FUND**     RESEARCH INTERNATIONAL FUND**
                        ------------------------------------------------------------------------------------------
                            SHARES         AMOUNT         SHARES           AMOUNT         SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------
Shares sold                 65,078     $  836,895        144,634     $  1,452,530        100,754      $  1,010,565
Shares issued to
  shareholders in
  reinvestment of
  distributions             --            --             --              --              --               --
Shares reacquired               (4)           (52)       (30,396)        (299,497)        (7,389)          (83,126)
                            ------     ----------        -------     ------------         ------        ----------
  Net increase              65,074     $  836,843        114,238     $  1,153,033         93,365        $  927,439
                            ======     ==========        =======     ============         ======        ==========

Class I Shares
                                                                                        YEAR ENDED AUGUST 31, 1997
                                                    --------------------------------------------------------------
                                                     SCIENCE AND TECHNOLOGY FUND**      SPECIAL OPPORTUNITIES FUND
                                                    --------------------------------------------------------------
                                                          SHARES           AMOUNT         SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------
Shares sold                                              164,633     $  1,659,463        163,990      $  1,857,489
Shares issued to
  shareholders in
  reinvestment of
  distributions                                          --              --              --               --
Shares reacquired                                        (34,025)        (355,226)       (14,760)         (177,865)
                                                         -------     ------------        -------      ------------
  Net increase                                           130,608     $  1,304,237        149,230      $  1,679,624
                                                         =======     ============        =======      ============

**For the period from the commencement of investment operations, January 2, 1997, through August 31, 1997.

(6) Line of Credit
Each Fund and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of each Fund's shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to each Fund for the year ended August 31, 1997, were as follows:

            BLUE     CONVERTIBLE         CORE         EQUITY            NEW         RESEARCH     SCIENCE AND           SPECIAL
            CHIP      SECURITIES       GROWTH         INCOME      DISCOVERY    INTERNATIONAL      TECHNOLOGY     OPPORTUNITIES
            FUND            FUND         FUND           FUND           FUND             FUND            FUND              FUND
------------------------------------------------------------------------------------------------------------------------------
               $6             $3           $3             $8             $2               $8              $1                $4

(7) Restricted Securities
Each Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At August 31, 1997, the Research International Fund owned the following restricted securities (consisting of 1.53% of its net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees.

                                                   DATE OF
FUND/DESCRIPTION                               ACQUISITION            SHARES              COST             VALUE
------------------------------------------------------------------------------------------------------------------
RESEARCH INTERNATIONAL FUND
  Bank Handlowy Warsza                             6/18/97               200           $ 2,162           $ 2,525
  Hong Leong Finance Ltd.                          1/15/96             3,000            11,940             5,855
  Jarvis Hotels                          6/21/96 - 7/02/96            10,900            30,014            27,378
                                                                                                         -------
                                                                                                         $35,758
                                                                                                         =======

(8) Financial Instruments
The Funds trade financial instruments with off-balance sheet risk in the normal course of their investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts. The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward foreign currency purchases and sales under master netting arrangements and closed forward foreign currency exchange contracts for the Special Opportunities Fund amounted to a net receivable of $175 with Deutschebank at August 31, 1997.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust I and Shareholders of MFS Core Growth Fund, MFS Equity Income Fund, MFS Special Opportunities Fund, MFS Blue Chip Fund, MFS Convertible Securities Fund, MFS New Discovery Fund, MFS Research International Fund and MFS Science and Technology Fund:

We have audited the accompanying statements of assets and liabilities of MFS Core Growth Fund, MFS Equity Income Fund, MFS Special Opportunities Fund, MFS Blue Chip Fund, MFS Convertible Securities Fund, MFS New Discovery Fund, MFS Research International Fund and MFS Science and Technology Fund (the Funds) (eight of the portfolios constituting MFS Series Trust I) including the schedules of portfolio investments as of August 31, 1997, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 1997, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Core Growth Fund, MFS Equity Income Fund, MFS Special Opportunities Fund, MFS Blue Chip Fund, MFS Convertible Securities Fund, MFS New Discovery Fund, MFS Research International Fund and MFS Science and Technology Fund at August 31, 1997, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Boston, Massachusetts
October 9, 1997

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) Core Growth Fund
MFS(R) Equity Income Fund
MFS(R) Special Opportunities Fund
MFS(R) Blue Chip Fund
MFS(R) Convertible SecuritiesFund
MFS(R) New Discovery Fund
MFS(R) Research InternationalFund
MFS(R) Science and Technology Fund

500 Boylston Street
Boston, MA02116-3741

[LOGO: M F S(SM)]
 INVESTMENT MANAGEMENT
WE INVENTED THE MUTUAL FUND(SM)

(C)1997 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741
                                                            INC-2  10/97   970